Transamerica Premier Funds
2001 Semi-Annual Report



Table of Contents

President's Report                                                     1

Investment Adviser Outlook                                             2

Transamerica Premier Aggressive Growth Fund                            4

Transamerica Premier Small Company Fund                                6

Transamerica Premier Equity Fund                                       8

Transamerica Premier Value Fund                                        10

Transamerica Premier Index Fund                                        12

Transamerica Premier Balanced Fund                                     20

Transamerica Premier High Yield Bond Fund                              24

Transamerica Premier Bond Fund                                         27

Transamerica Premier Cash Reserve Fund                                 29


Financial Statements

Statements of Assets and Liabilities                                   32

Statements of Operations                                               33

Statements of Changes in Net Assets                                    34

Financial Highlights                                                   37

Notes to Financial Statements                                          55









Dear Fellow Shareholders

By the end of the second quarter, the economy continued to slow, but the cloudy outlook was brightened by good news from the consumer sector. Consumer spending, which accounts for approximately two-thirds of the United States' gross domestic product (GDP), remained unexpectedly vigorous.

Home and auto purchases made a particularly strong showing, and these large ticket purchases boosted the U.S. economy during an otherwise very difficult period. Since the beginning of the year to the end of the first half, the Federal Reserve has reduced interest rates six times, easing the federal funds rate by a total of 275 basis points. At 6.5% at 2000's end, the current federal funds rate is 3.75%.

While rates may continue to drop another quarter to half point, it is now evident that U.S. consumers are seizing the uncommon opportunity presented by these reductions to lock in large purchases at low interest rates. This burst of buying power has benefited the economy substantially, and may bear out hopes that the Fed's intervention has begun to help the economy turn the corner.

During the second quarter, the stock market gained considerable ground over lows established earlier in the quarter. Volatility remained strong, however, amid an atmosphere of earnings warnings and disappointments from many companies. Despite the difficulties posed by the current market, Transamerica Premier Fund's portfolio managers have consistently pursued their main objective: to invest only in best of breed, or masterpiece, companies.

These companies are distinguished from their peers by superb management, dominant market share, and strong profitability and cash flow generation. Such companies are better equipped to negotiate turbulent markets than companies lacking these traits, and when conditions improve, they will be positioned to lead the market.

We hope that you will take a few moments to review the individual holdings that comprise the Transamerica Premier Funds you own, with an eye particularly towards the quality of the stocks and bonds contained within each portfolio. Among your holdings you will find many industry leaders, each characterized by excellent leadership and the ability to prosper abundantly over time.

For more detailed information regarding the current economic and market outlook, Transamerica Investment Management's Investment Outlook is provided in the pages that follow. Thank you for your continued investment in the Transamerica Premier Funds.

Sincerely,


Gary U. Rolle
President






Transamerica Investment Adviser Outlook

Summary
During the second quarter of 2001, the economy continued to slow, but exhibited signs of bottoming out. The consumer sector was the primary factor behind the stabilization in the economy, as home and auto sales remained strong despite continued weakness in the manufacturing and export sectors. This consumer sector strength has been all the more remarkable given the deteriorating employment outlook.

The Federal Reserve was concerned enough to continue easing aggressively through the second quarter, cutting the federal funds rate another 125 basis points, for a total ease of 275 basis points year-to-date. This brings the federal funds rate to 3.75%, from 6.50% at the end of 2000. With inflation expected to remain subdued and the economy bottoming out but still sluggish, the Federal Reserve is expected to continue to ease, resulting ~in a federal funds rate at or just above 3.25% by year end.

The consumer sector will hold the key to avoiding a recession. This is because consumer spending accounts for about two-thirds of GDP and ~is the most significant sector of strength in this economic environment. An anticipated tax refund during the third quarter, lower energy prices, and the impact of aggressive monetary policy will help support the outlook for consumer spending. These factors will provide the underpinnings for an economic recovery by the end of the year.

Consumer
Consumer spending remained surprisingly strong during the second quarter, particularly for big-ticket items such as cars and homes. In June, auto sales totaled 16 million on an annualized seasonally adjusted basis, not significantly weaker than the February 2000 peak of 17.9 million. Furthermore, in March, single-family home sales on an annualized seasonally adjusted basis rose to a record high of 6.4 million.

Since the purchase of a home results in many follow-on purchases, strength in home sales added significantly to economic output. Aggressive discounting and rebates in the auto sector, as well as mortgage rates lower than that of the prior year helped support both sectors. The outlook for continued strength in consumer spending is likely to be highly dependent upon the unemployment rate.

Unemployment did rise during the second quarter, and many indicators suggest that it should continue to rise during the third quarter. During the second quarter, payroll employment declined by 271,000 jobs, in contrast with the gain of 287,000 jobs during the first quarter. The unemployment rate rose from 4.3% to 4.5%. Boding poorly for third quarter employment growth are increased layoff announcements and rising unemployment claims. According to the major newspaper publishers, help-wanted ads are down more than 20% from a year ago, with internet job sites also reporting a decline in help-wanted advertising. Challenger, Gray and Christmas, an outplacement firm, reported that layoff announcements for the six month period ending in June were the highest since the survey began eight years ago. Finally, jobless claims have trended towards a cyclical high.

These negative factors should be offset by tax cuts, lower energy prices, and continued aggressive monetary policy. The recently passed tax cut is expected to result in tax rebates during the third quarter for married couples of $600 and $300 for single filers, with the total amount rebated at around $40 billion. A large portion of this rebate is likely to be spent since most people are likely to view this as a windfall profit. In addition to this tax rebate, middle and upper income taxpayers in the 28% tax bracket and higher will see a one percent reduction in tax withholdings beginning in July.

With energy prices having declined significantly below last year's levels due to rising production, weaker demand, and moderate weather, the consumer's expectations has improved. Crude oil prices are now around $25 a barrel compared to over $30 a barrel experienced during the fourth quarter of 2000, with natural gas and gasoline prices also substantially lower. Finally, lower interest rates will continue to stimulate consumer demand for housing and durable goods. Consumer confidence by most measures has improved after the sharp decline experienced earlier this year, so that the consumer sector is likely to remain a source of strength for the economy.

Capital Spending
Private capital spending continued to decline during the second quarter due to over-investment and a declining profits outlook. This was particularly true for the technology and telecommunications sectors, which saw tens of billions of dollars invested over the last two years into unused capacity. The manufacturing sector, impacted in part by the strong dollar, has shed jobs for twelve consecutive months. Reflecting these factors, capacity utilization in May on existing capital equipment dropped precipitously to 18-year lows, so that most companies which are experiencing negative profit outlooks no longer have an incentive to expand.

Capital spending is not expected to turn around until the profit outlook brightens, which will necessitate continued declines in excess inventory and an increase in final demand. The outlook for government spending is more mixed, with spending at the state level likely to decline, and spending at the federal level likely to increase moderately. At the state level, spending will be restrained by rapidly declining tax receipts resulting from declines in capital gains and stock options income. Government spending at the federal level continues to accelerate, even as the $1.3 trillion 10-year tax cut and declining corporate and personal tax payments reduce the budget surplus. Going forward, declining tax receipts should have a restraining influence on continued acceleration in Federal spending, but not without a good deal of political noise. Two areas most likely to see continued increases in spending are healthcare, where costs are growing at over 7% a year, and education, which is politically difficult to cut.

Inflation
Actual inflation indicators have increased only slightly in the last year, due primarily to higher energy prices. Prices for consumer goods and services remained relatively stable, as producers bore the brunt of energy price increases in the form of lower profit margins. With energy prices now substantially lower than last year's levels, and with pricing power even lower due to the slower economy, the outlook is for inflation to remain muted. Further supporting this outlook is the strong dollar, which further limits the pricing power of producers by lowering the price of competing imports.


Interest Rates
With the Federal Reserve's continued bias to ease and inflation moderating, Treasury yields are expected to decline slightly, producing positive returns for bonds. The 10-year Treasury is expected to trade at the lower end of ~a 4.75% to 5.25% range, the 30-year Treasury at the lower end of a 5.25% to 5.75% range. With the market anticipating an economic recovery, corporate bonds should outperform Treasuries with full year 2001 returns in the high single digit to low single digit range.

Stock Market
During the second quarter, the stock market rebounded sharply from the bear market lows set earlier in the quarter. However, volatility is expected to remain high in the face of continued earnings warnings and disappointments. Earnings warnings are likely to go through another round of downward revisions, with third quarter profits of the S & P 500 likely to be off 15-17% compared to the third quarter of the prior year. This will underscore the need for judicious stock selection and thorough research as important factors in reducing risk.

The stock market is likely to have already experienced its cyclical lows. Based upon the last four recessions, the stock market bottoms out about 3-6 months prior to the end of the recession. With the expectation that economic recovery is likely by year end, the appropriate time to be building stock positions in the market is now. Supporting positive stock market returns are increased liquidity and an accommodative Federal Reserve. Money supply growth by most measures is high, providing ample liquidity for stocks. Margin debt is way off the highs of March 2000; according to the NYSE, the debt balance of margin accounts was $174 billion in May, significantly lower than the $279 billion recorded in March 2000. This reduces the risk of margin call led volatility to the downside and is a source of further liquidity in the market.

Conclusion
The domestic labor market continues to hold the key to continued economic stabilization and is likely to be the biggest swing factor behind third quarter's investment outlook. As a result, any further declines in job growth should be monitored. The core expectation remains that a weaker employment outlook should be offset by lower interest rates, taxes, and energy prices, providing the underpinnings for a recovery by year end.

Transamerica Premier Aggressive Growth Fund
Portfolio Manager: Christopher J. Bonavico, Co-Manager: Daniel J. Prislin

Performance
The Transamerica Premier Aggressive Growth Fund (Investor Class) declined 14.45% for the six months ended June 30, 2001 compared to decline of 6.70% for the S&P 500 Index for the same period. Since inception in June 1997, the Fund has an average annual total return of 24.57% comparing favorably to the 9.91% return for the S&P 500. While the shares of some of the companies may underperform for any one time period, we believe that each holding is well positioned to create shareholder value over time. We believe in sticking with high quality companies identified in our research and not trading down to a lower quality business that may outperform for a short period.

Portfolio Manager Comments
The strategy of the Fund is to invest in companies with strong management and good assets in an area of positive change. These are businesses that are competitively advantaged, and therefore create strong shareholder value. The fundamental strength of their business models allow them to sustain a tougher economic environment, while weaker competitors fail.

The Fund is diversified amongst the leaders in growing industries. Imclone Inc., for example, appreciated strongly after positive data for its novel cancer treatment was presented to the FDA. We believe better healthcare solutions through science will be a rewarding area for investment going forward. Another top holding, QUALCOMM, performed strongly as the company reported strong acceptance of its systems for its wireless carrier customers. We believe the future for wireless communications is very bright and that QUALCOMM is in a powerful position to control a lot of the value in this industry. Other strong performers within the portfolio over the past six months have been Microsoft Corp and Verisign Inc. In each case the market provided an opportunity for us to invest in a good business, at an attractive price.

Portfolio Asset Mix


Going Forward
Interest rate reductions are presently at work to spur the health of the economy. Inflation remains benign, and the speculation that drove the markets to excessive valuations has been eliminated. These conditions present a favorable environment for high quality businesses with strong fundamentals. History has shown that investment in the stocks of quality businesses after a major market correction has produced returns in excess of other asset classes. Further, no economic decline in the United States since 1930 lasted more than two years and markets typically recover before the economy. Our outlook therefore is positive for the companies we identify through research. We believe our focus on high quality businesses in areas of positive change best positions the Fund for value creation.

Thank you for your continued investment in the Transamerica Premier Aggressive Growth Fund.

Comparison of change in value of a $10,000 investment in Transamerica Premier Aggressive Growth Fund with the S&P 500 Index**

Total Returns                               Average Annual Total Return
As of June 30, 2001                         One Year Three Years       Since Inception*
Investor Class                              -33.82%  11.12%            24.57%
Class A                                     -33.90%  10.99%            24.43%
Class M                                     -34.04%  10.76%            24.16%
S&P 500 Index                               -14.83%  3.89%             9.91%

Investor Class ($24,080 at 6/30/01) Class A ($22,718 at 6/30/01) Class M
($23,527 at 6/30/01) S&P 500 Index ($14,593 at 6/30/01)

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * ________ Investor Class -- June 30, 1997. Class A and Class M -- June 30, 1998; average annual returns are based on the July 1, 1997 commencement date for the Investor Class.
         ** _______ Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2001.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.


Transamerica Premier Aggressive Growth Fund
Schedule of Investments-- June 30, 2001 (Unaudited)
                                                                                Market
Shares                     Value
                                                     Shares or                  Market
                                                     Principal Amount  Value



COMMON STOCKS-- 99.3%
Banks-- 3.0%
Northern Trust Corporation                                    65,000            $4,062,500
Biotechnology-- 5.0%
Genentech, Inc.a                                              25,000            1,377,500
ImClone Systems, Inc.a                                        100,000           5,280,000
                                                                                6,657,500
Chemicals-- 0.6%
Symyx Technologiesa                                           33,500            810,364
Commercial Services & Supplies-- 11.9%
First Data Corporation                                        150,000           9,637,500
Robert Half International, Inc.a                              250,000           6,222,500
                                                                                15,860,000
Communications Equipment-- 7.7%
General Motors Corporation, Class Ha                          250,000           5,062,500
QUALCOMM, Inc.a                                               90,000            5,263,200
                                                                                10,325,700
Computers & Peripherals-- 5.1%
Dell Computer Corporationa                                    150,000           3,922,500
EMC Corporation                                               100,000           2,905,000
                                                                                6,827,500
Diversified Financials-- 9.1%
American Express Company                                      100,000           3,880,000
Charles Schwab Corporation                                    100,000           1,530,000
Investment Technology Group, Inc.a                            85,000            4,274,650
Legg Mason, Inc.                                              50,000            2,488,000
                                                                                12,172,650
Diversified Telecommunications Services-- 5.4%
Qwest Communications International, Inc.                      225,000           7,170,750
Food & Drug Retailing-- 4.4%
Rite Aid Corporationa                                         720,838           5,838,788
Internet Software & Services-- 4.9%
VeriSign, Inc.a                                               110,000           6,601,100
Media-- 19.4%
AT&T Corp.-- Liberty Media Corp., Class Aa                    425,000           7,433,250
Clear Channel Communications, Inc.a                           65,000            4,075,500
Comcast Corporationa                                          235,000           10,199,000
EchoStar Communications Corp., Class Aa                       133,000           4,311,860
                                                                                26,019,610
Oil & Gas-- 4.5%
Alberta Energy Ltd.                                           85,000            3,505,400
EOG Resources, Inc.                                           70,000            2,488,500
                                                                                5,993,900
Pharmaceuticals-- 2.7%
Pfizer, Inc.                                                  90,000            3,604,500

Semiconductor Equipment & Products-- 11.8%
Applied Materials, Inc.a                                      110,000           $5,401,000
Intel Corporation                                             75,000            2,193,750
Maxim Integrated Products, Inc.a                              70,000            3,094,700
QLogic Corporationa                                           80,000            5,156,000
                                                                                15,845,450
Software-- 3.8%
Microsoft Corporationa                                        70,000            5,110,000
Total Common Stocks
(cost $128,860,812)                                                             132,900,312
TIME DEPOSIT-- 0.5%
State Street Bank & Trust Company
(cost $682,000)3.250%                       07/02/01          $682,000          682,000
Total Investments-- 99.8%
(cost $129,542,812)*                                                            133,582,312
Other Assets Less Liabilities-- 0.2%                                            205,960
Net Assets-- 100.0%                                                             $133,788,272

a        Non-income producing security
o ________ Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $13,418,373 and $9,378,873, respectively. Net unrealized appreciation for tax purposes is $4,039,500.

See notes to financial statements



Premier Small Company Fund
Portfolio Manager: Christopher J. Bonavico, Co-Manager: Kenneth F. Broad

Performance
For the six-month period ended June 30, 2001, the Transamerica Premier Small Company Fund (Investor Class) had a total return of -23.63% whereas its benchmark, the Russell 2000 Index had a return of 6.77% for the same period. Since inception in June 1997, the Fund has earned an average annual total return of 25.35% compared to the benchmark return of 8.07% for the same time period.

Portfolio Manager Comments
Our philosophy is to invest in companies with strong management and good assets in an area of positive change. These are businesses that are competitively advantaged, and therefore create strong shareholder value. The fundamental strength of their business models allows them to sustain a tougher economic environment, while weaker competitors fail.

We also seek to invest in secularly growing industries that are expanding more rapidly than the overall economy. The portfolio is diversified amongst the leaders in such growing industries, and we feel that this underlying growth provides the greatest opportunity for shareholder value creation. In December and January, we reduced some of the portfolio's technology holdings as the fundamentals of that sector became more challenging. (Technology stocks now represent less than one quarter of the portfolio's total holdings.) Those assets were re-deployed into companies with strong business models and attractive valuations, several of which have performed strongly, including Techne Corporation in the biotechnology industry and C.H. Robinson in transportation. Other strong performers over the period included Enron Oil and Gas, Moody's Corp., Symyx Tech., and VeriSign. In each case the market provided an opportunity for us to invest in a good business, at an attractive price.

Portfolio Asset Mix


Going Forward
Interest rate reductions are presently at work to spur the health of the economy. Inflation remains benign, and the speculation that drove the markets to excessive valuations has been eliminated. These conditions present a favorable environment for high quality businesses with strong fundamentals. History has shown that investment in the stocks of quality businesses after a major market correction has produced returns in excess of other asset classes. Further, no economic decline in the United States since 1930 lasted more than two years and markets typically recover before the economy. Our outlook therefore is positive for the companies we identify through research. We believe our focus on high quality businesses in areas of positive change best positions the Fund for value creation.

Thank you for your continued investment in the Transamerica Premier Small Company Fund.

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER SMALL COMPANY FUND WITH THE RUSSELL 2000 INDEX**

         Total Returns              Average Annual Total Return
         As of June 30, 2001        One Year    Three Years     Since Inception*
Investor Class                      -47.48%     11.91%            25.35%
Class A                             -47.58%     11.71%            25.14%
Class M                             -47.70%     11.47%            24.86%
Russell 2000 Index                  0.62%        5.33%             8.08%


Investor Class ($24,686 at 6/30/01) Class A ($23,236 at 6/30/01) Class M
($24,065 at 6/30/01) Russell 2000 Index ($13,646 at 6/30/01)

         The Russell 2000 Index measures the performance of the 2,000 smallest companies (approximately 7%) in the Russell 3000 Index (an index composed of the 3000 largest U.S. companies by market capitalization, representing approximately 98% of the U.S. equity market). The Russell 2000 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * ________ Investor Class -- June 30, 1997. Class A and Class M -- June 30, 1998; average annual returns are based on the July 1, 1997 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2001.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Transamerica Premier Small Company Fund
Schedule of Investments-- June 30, 2001 (Unaudited)

                                                                                Market
                                    Shares                    Value
                                                     Shares or                  Market
                                                     Principal Amount  Value

COMMON STOCKS-- 91.4%
Biotechnology-- 10.0%
ImClone Systems, Inc.a                               100,000  $                 5,280,000
Techne Corporationa                                  300,000                    9,750,000
                                                                                15,030,000
Business Services-- 11.7%
Global Payments, Inc.                                235,000                    7,073,500
NetRatings, Inc.a                                    455,000                    6,552,000
On Assignment, Inc.a                                 215,500                    3,879,000
                                                                                17,504,500
Chemicals-- 4.0%
Symyx Technologiesa                                  250,000                    6,047,500
Commercial Services & Supplies-- 9.5%
Moody's Corporation                                  293,500                    9,832,250
Robert Half International, Inc.a                     178,000                    4,430,420
                                                                                14,262,670
Diversified Financials-- 7.1%
BARRA, Inc.a                                         100,000                    3,915,000
Financial Federal Corporationa                       17,000                     492,150
Investment Technology Group, Inc.a                   125,000                    6,286,250
                                                                                10,693,400
Drugs & Health Care-- 1.2%
Diametrics Medical, Inc.a                            645,000                    1,806,000
Electric Utilities-- 3.9%
The Montana Power Company                            500,000                    5,800,000
Electronic Equipment & Instruments-- 3.0%
Sawtek, Inc.a                                        190,000                    4,470,700
Food Products-- 2.1%
Dreyer's Grand Ice Cream, Inc.                       115,000                    3,208,500
Hotels, Restaurants & Leisure-- 2.3%
Speedway Motorsports, Inc.a                          137,000                    3,453,770
Industrial Components-- 3.6%
Lydall, Inc.a                                        444,000                    5,328,000
Internet Software & Services-- 3.4%
Tumbleweed Communications Corp.a                     320,000                    1,212,800
VeriSign, Inc.a                                      65,000                     3,900,650
                                                                                5,113,450
Media-- 5.9%
Lamar Advertising Company, Class Aa                  200,000                    8,800,000
Oil & Gas-- 2.9%
EOG Resources, Inc.                                  120,000                    4,266,000
Semiconductor Equipment & Products-- 8.6%
Cymer, Inc.a                                         200,000                    5,058,000
QLogic Corporationa                                  120,000                    7,734,000
                                                                                12,792,000

Transportation & Logistics-- 12.2%
C.H. Robinson Worldwide, Inc.                        375,000                    $10,458,750
Expeditors International of Washington, Inc.         55,500                     3,329,945
Forward Air Corporationa                            148,000                     4,432,600
                                                                                18,221,295
Total Common Stocks
(cost $162,249,386)                                                             136,797,785
TIME DEPOSIT-- 5.3%
State Street Bank & Trust Company
(cost $7,940,000) 3.250%            07/02/01       $7,940,000                   7,940,000
Total Investments-- 96.7%
(cost $170,189,386)*                                                            144,737,785
Other Assets Less Liabilities-- 3.3%                                            4,946,066
Net Assets-- 100.0%                                                             $149,683,851

a        Non-income producing security
o ________ Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $23,234,202 and $48,685,803, respectively. Net unrealized depreciation for tax purposes is $25,451,601.

See notes to financial statements



Transamerica Premier Equity Fund
Portfolio Manager: Jeffrey S. Van Harte, Co-Manager: Gary U. Rolle

Fund Performance
Difficult stock market conditions continued to persist in the first half of 2001. The Transamerica Premier Equity Fund (Investor Class) declined 11.12% for the first half of the year versus a decline of 6.70% for the S&P 500. The Fund's bias towards growth stocks negatively impacted its performance relative to the S&P 500 as "value" stocks have been in favor with the market.

Portfolio Manager Comments
The economic weakness that became evident in the latter half of 2000 clearly spilled over into the first half of 2001. Many companies reported significant earnings disappointments. Most affected were the technology and telecommunications sectors where severe overcapacity coupled with falling demand combined to produce shocking disappointments in earnings. The Federal Reserve responded to the slowing economy and corporate earnings disappointments with six successive rate cuts. This has helped stabilize the equity markets but the current outlook for profit growth remains poor.

The Premier Equity Fund continues with its time-tested philosophy of investing in "masterpiece" businesses. Recent additions include MBNA Corp., Marriott International, Moody's Corp. and Concord EFS. All of these companies share the kinds of characteristics we look for -- superb management, dominant market share, and strong profitability and cash flow generation. The latter point is especially important. Strong profitability and cash flow growth allow our companies to take advantage of weak economic conditions by making needed investments at a time when less well capitalized companies cannot afford to do so. The infrastructural investments made by the companies we hold, in turn, solidify and enhance their competitive positions as they emerge out of the recession. We firmly believe the strong get stronger during difficult economic times, and this dynamic works to our advantage. The inherent strengths of the companies that comprise our portfolio make them difficult to compete against. We anticipate that the internal improvements they make during this period will augment their competitive strength even further as the market revives.

Portfolio Asset Mix

Going Forward
Much of the bad news regarding the economy is out. It's easy to be bearish based on this news. However, the stock market looks forward, responding to interest rate reductions more quickly than the general economy. There are sound reasons to be optimistic if one takes the longer view. Short-term interest rates are down substantially following the Fed's rate cuts, inflation is low, and American companies continue to wield dominance over almost every major technological platform. We expect that the economy will start to show signs of recovery by mid-2002. The stock market should begin to discount this about six months in advance. That's not that far away. We anticipate a stable to improving stock market in the second half of 2001 and a much better stock market environment in 2002.

Thank you for your continued investment in the Transamerica Premier Equity Fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER
 EQUITY FUND WITH THE S&P 500 INDEX**

         Total Returns                      Average Annual Total Return
         As of June 30, 2001                One Year Five Years Since Inception*
Investor Class                              -25.70%  18.61%            17.73%
Class A                                     -25.89%  18.39%            17.46%
Class M                                     -26.08%  18.11%            17.18%
S&P 500 Index                               -14.83%  14.48%            15.53%

Investor Class ($25,547 at 6/30/01) Class A ($23,890 at 6/30/01) Class M
($24,622 at 6/30/01) S&P 500 Index ($22,946 at 6/30/01)

         The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * ________ Investor Class -- October 2, 1995. Class A and Class M -- June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class.
         ** _______ Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2001.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Transamerica Premier Equity Fund
Schedule of Investments-- June 30, 2001 (Unaudited)


                                                                                        Market
                                                              Shares                    Value
                                                              Shares or                 Market
                                                              Principal Amount  Value


COMMON STOCKS-- 99.0%
Banks-- 4.4%
Northern Trust Corporation                                   125,000                    $7,812,500
Chemicals-- 0.7%
Symyx Technologiesa                                           50,000                    1,209,500
Commercial Services & Supplies-- 15.1%
Concord EFS, Inc.a                                            75,000                    3,900,750
First Data Corporation                                        200,000                   12,850,000
Moody's Corporation                                           161,500                   5,410,250
Robert Half International, Inc.a                              200,000                   4,978,000
                                                                                        27,139,000
Communications Equipment-- 6.6%
General Motors Corporation, Class Ha                          225,000                    4,556,250
QUALCOMM, Inc.a                                               125,000                    7,310,000
                                                                                        11,866,250
Computers & Peripherals-- 5.7%
Dell Computer Corporationa                                    225,000                    5,883,750
EMC Corporation                                               150,000                    4,357,500
                                                                                        10,241,250
Diversified Financials-- 12.3%
American Express Company                                      125,000                    4,850,000
Charles Schwab Corporation                                    300,000                    4,590,000
MBNA Corporation                                              200,000                    6,590,000
State Street Corporation                                      120,000                   5,938,800
                                                                                        21,968,800
Diversified Telecommunications Services-- 6.4%
Cox Communications, Inc., Class Aa                            150,000                    6,645,000
Qwest Communications International, Inc.                      150,000                    4,780,500
                                                                                        11,425,500
Food & Drug Retailing-- 11.1%
CVS Corporation                                               150,000                    5,790,000
Rite Aid Corporationa                                         950,000                   7,695,000
Safeway, Inc.a                                                135,000                   6,480,000
                                                                                        19,965,000
Hotels, Restaurants & Leisure-- 1.3%
Marriott International, Inc., Class A                         50,000                    2,367,000
Internet Software & Services-- 3.3%
VeriSign, Inc.a                                               100,000                   6,001,000
Media-- 16.6%
AT&T Corp.-- Liberty Media Corp., Class Aa                    250,000                    4,372,500
Clear Channel Communications, Inc.a                           125,000                    7,837,500
Comcast Corporationa                                          225,000                   9,765,000
Lamar Advertising Company, Class Aa                           175,000                    7,700,000
                                                                                        29,675,000

Semiconductor Equipment & Products-- 6.6%
Applied Materials, Inc.a                                      75,000                    $3,682,500
Intel Corporation                                            200,000                    5,850,000
Maxim Integrated Products, Inc.a                              50,000                     2,210,500
                                                                                        11,743,000
Software-- 4.1%
Microsoft Corporationa                                        100,000                   7,300,000
Transportation & Logistics-- 4.8%
United Parcel Service, Inc.                                   150,000                   8,670,000
Total Common Stocks
(cost $149,700,098)                                                                     177,383,800
TIME DEPOSIT-- 1.3%
State Street Bank & Trust Company
(cost $2,261,000) 3.250%            07/02/01                $2,261,000                 2,261,000
Total Investments-- 100.3%
(cost $151,961,098)*                                                                    179,644,800
Liabilities in Excess of Other Assets-- (0.3)%                (484,601)
Net Assets-- 100.0%                                                                     $179,160,199

a        Non-income producing security
Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $36,625,836 and $8,942,134, respectively. Net unrealized appreciation for tax purposes is $27,683,702.

See notes to financial statements

Transamerica Premier Value Fund
Portfolio Manager: Daniel J. Prislin, Co-Manager: Jeffrey S. Van Harte

Fund Performance
The Transamerica Premier Value Fund's (Investor Class) total return for the six month period ended June 30, 2001 compared favorably with the S&P 500, registering a total return of 0.99% versus -6.70% for the S&P 500. Since inception in April of 1998, the Fund has returned a compound annual total return of 7.76% versus 4.62% for the S&P 500.

Portfolio Manager Comments
The equity markets continued to suffer in the first half of 2001 under the weight of slowing economic growth, declining corporate capital spending, and a poor economic outlook for at least the remainder of the year. We are now feeling the hangover from the big corporate spending party of the past couple of years, and the duration of this painful headache remains uncertain. It is difficult to determine the normalized level of productivity and profitability for many businesses due to the overshooting effect associated with a cyclical bubble. As a result, individual equities have been reacting violently to incremental pieces of news, again creating a very rocky ride similar to the year 2000.

On a more positive note, the Federal Reserve seems absolutely determined to prevent a prolonged economic downturn, lowering interest rates six times for a total of 275 basis points in the first half of the year. While this substantial easing has yet to translate into tangible positive economic data, we believe it is only a matter of time before the news on the margin turns positive. Valuations have corrected downward for equities in general, setting the stage for a more healthy stock market environment in the future. Even so, we would not describe the current market as "cheap", and we remain very picky in the prices we pay for businesses in our effort to maintain above average returns for our shareholders.

Portfolio Asset Mix


Going Forward
We have digested a lot of bad news in the last 12 months, and we have little doubt that there is more to come in the months ahead. However, we (and the stock market) must look past short-term news, and determine the long-term economic prospects of the businesses we evaluate. Given our belief that corporate earnings for many businesses are troughing in 2001/early 2002, we look forward to improving earnings and cash flows in the next 12-18 months. Considering the on-going low inflation environment, and increasing probability of improved earnings prospects, our outlook for equity markets in the intermediate term tilts to the positive side. We remain confident in the cash flow producing capabilities of the businesses we own, and believe they will continue to create shareholder value.

Thank you for your continued investment in the Transamerica Premier Value Fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER
 VALUE FUND WITH THE S&P 500 INDEX**

         Total Returns                               Average Annual Total Return
         As of June 30, 2001                One Year Three Years       Since Inception*
Investor Class                              -2.95%            9.50%             7.76%
Class A                                     -3.04%            9.39%             7.65%
Class M                                     -3.28%            9.15%             7.41%
S&P 500 Index                               -14.83%           3.89%             4.62%

Investor Class ($12,748 at 6/30/01) Class A ($12,040 at 6/30/01) Class M
($12,487 at 6/30/01) S&P 500 Index ($11,583 at 6/30/01)

         The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * ________ Investor Class -- March 31, 1998. Class A and Class M -- June 30, 1998; average annual returns are based on the April 1, 1998 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2001.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Transamerica Premier Value Fund
Schedule of Investments-- June 30, 2001 (Unaudited)

                                                                                Market
                                                              Shares            Value
                                     Market
                                                              Shares            Value
COMMON STOCKS-- 99.8%
Business Services-- 1.4%
On Assignment, Inc.a                                 11,000            $198,000
Commercial Services & Supplies-- 17.7%
Apollo Group, Inc., Class Aa                         10,000            424,500
First Data Corporation                               12,400            796,700
Moody's Corporation                                  18,000            603,000
Robert Half International, Inc.a                     24,000            597,360
                                                                       2,421,560
Communications Equipment-- 2.2%
General Motors Corporation, Class Ha                 15,000            303,750
Computers & Peripherals-- 5.4%
Dell Computer Corporationa                           18,000            470,700
EMC Corporation                                      9,000             261,450
                                                                       732,150
Diversified Financials-- 7.0%
American Express Company                             10,500            407,400
Investment Technology Group, Inc.a                   11,000            553,190
                                                                       960,590
Diversified Telecommunications Services-- 6.7%
Cox Communications, Inc., Class Aa                   11,000            487,300
Qwest Communications International, Inc.             13,500            430,245
                                                                       917,545
Food & Drug Retailing-- 13.8%
CVS Corporation                                      9,000             347,400
Rite Aid Corporationa                                112,400           910,440
Safeway, Inc.a                                       13,000            624,000
                                                                       1,881,840
Food Products-- 1.6%
Dreyer's Grand Ice Cream, Inc.                       8,000             223,200
Hotels, Restaurants & Leisure-- 3.9%
Speedway Motorsports, Inc.a                          21,000            529,410
Internet Software & Services-- 3.1%
VeriSign, Inc.a                                      7,000             420,070
Media-- 22.3%
AT&T Corp.-- Liberty Media Corp., Class Aa           41,000            717,090
Clear Channel Communications, Inc.a                  8,000             501,600
Comcast Corporation, Class Aa                        15,500            665,725
EchoStar Communications Corp., Class Aa              16,000            518,720
Lamar Advertising Company, Class Aa                  14,600            642,400
                                                                     3,045,535
MultiMedia-- 3.1%
AOL Time Warner, Inc.a                               8,000             424,000

Semiconductor Equipment & Products-- 4.7%
Applied Materials, Inc.a                              6,000             $294,600
Intel Corporation                                    12,000            351,000
                                                                        645,600
Transportation & Logistics-- 6.9%
C.H. Robinson Worldwide, Inc.                        11,000            306,790
Forward Air Corporationa                             5,000             149,750
United Parcel Service, Inc.                          8,500             491,300
                                                                       947,840
Total Common Stocks
(cost $11,739,048)                                                     13,651,090
Total Investments-- 99.8%
(cost $11,739,048)*                                                    13,651,090
Other Assets Less Liabilities-- 0.2%                                   34,191
Net Assets-- 100.0%                                                    $13,685,281

a        Non-income producing security
o ________ Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,306,726 and $394,684, respectively. Net unrealized appreciation for tax purposes is $1,912,042.

See notes to financial statements

Transamerica Premier Index Fund
Portfolio Manager: Lisa L. Hansen, Co-Manager: Christopher J. Bonavico;
 Sangita V. Patel

Fund Performance
The Transamerica Premier Index Fund (Investor Class) had a total return of -6.75% for the six-month period ending June 30, 2001, closely matching the total return for the S&P 500 Index of -6.70%. Since its inception in October 1995, the Fund has earned an average annual total return of 15.28% relative to a 15.53% return for the S&P 500. This performance is consistent with the Fund's long-term goal of tracking the overall stock market returns, as measured by the S&P 500 Index.

Portfolio Manager Comments
Equity markets have had a poor showing in 2001 despite aggressive action by the Federal Reserve Bank to lower interest rates. The slower economy has cut growth rates across all segments of U.S. industry including the companies that comprise the S&P 500 Index. These companies are among the leaders in U.S. industry, and while they declined along with the economy, the decline was less profound than among U.S. companies as a whole.

Investment in the Fund is an efficient and effective strategy for investors who want to invest in the leading companies in the U.S. economy. While the Fund may not match the S&P 500 Index precisely, in general, when the Index is rising, the value of shares in the Fund should rise. On the other hand, when the Index is declining, the value of the Fund shares should also decline.

To achieve its goal, the Fund invests in a package of stocks that mirror the S&P 500 Index. It also holds fixed-income investments and stock index futures. The combined Fund holdings, listed on the pages that follow, are designed to duplicate the total return of the S&P 500 Index over time.
Portfolio Asset Mix


Going Forward
U.S. and international economies should begin to improve as lower interest rates stimulate spending by both individuals and corporations. In addition, tax checks from the government should find their way into the economy in the second half of the year. As corporate earnings growth begins to stabilize, stock prices should improve. The S&P 500 Index is composed of seasoned companies with experienced management across a wide range of industries. These companies have shown the ability to outperform even in weak economic conditions, and are best prepared to profit as these conditions improve.

Thank you for your continued investment in the Transamerica Premier Index Fund.

Comparison of change in value of a $10,000 investment in Transamerica Premier
Index Fund with the S&P 500 Index**

         Total Returns                               Average Annual Total Return
         As of June 30, 2001                One Year Five Years        Since Inception*
Investor Class                              -14.76%  14.29%            15.28%
Class A                                     -14.96%  14.01%            15.01%
Class M                                     -15.17%  13.74%            14.73%
S&P 500 Index                               -14.83%  14.48%            15.53%

Investor Class ($22,643 at 6/30/01) Class A ($21,164 at 6/30/01) Class M
($21,811 at 6/30/01) S&P 500 Index ($22,946 at 6/30/01)

         The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * ________ Investor Class -- October 2, 1995. Class A and Class M -- June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2001.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Transamerica Premier Index Fund
Schedule of Investments-- June 30, 2001 (Unaudited)
                                                                                Market
                                                     Shares                     Value
                                            Market
                                                     Shares                     Value

COMMON STOCKS-- 92.1%
Advertising-- 0.1%
TMP Worldwide, Inc.a                                 385                        $22,757
Aerospace & Defense-- 1.3%
B.F. Goodrich Company                                376                        14,280
Boeing Company                                     3,289                      182,868
General Dynamics Corporation                         750                        58,358
Honeywell International, Inc.                        2,992                      104,690
Lockheed Martin Corporation                          1,673                      61,985
Northrop Grumman Corporation                         275                        22,028
Raytheon Companya                                  1,246                      33,081
United Technologies Corporation                    1,785                      130,769
                                                                                608,059
Air Freight & Couriers-- 0.1%
FedEx Corporationa                                   1,118                      44,944
Airlines-- 0.2%
AMR Corporation                                      602                        21,750
Delta Air Lines, Inc.                                506                        22,304
Southwest Airlines Company                           2,716                      50,219
US Airways Group, Inc.a                              333                        8,092
                                                                                102,365
Auto Components-- 0.3%
Cooper Tire & Rubber Company                         289                        4,104
Dana Corporation                                     570                        13,304
Delphi Automotive Systems Corporation                2,098                      33,421
Goodyear Tire & Rubber Company                       557                        15,596
Johnson Controls, Inc.                               327                        23,697
Snap-On, Inc.                                        255                        6,161
TRW, Inc.                                            477                        19,557
Visteon Corporation                                  565                        10,385
                                                                                126,225
Automobiles-- 0.8%
Ford Motor Company                                   7,297                      179,141
General Motors Corporation                           2,183                      140,476
Harley-Davidson, Inc.                                1,150                      54,142
                                                                                373,759
Banks-- 5.8%
AmSouth Bancorporation                               1,510                      27,920
Banc One Corporation                                 4,307                      154,191
Bank of New York Company, Inc.                       2,822                      135,456
BankAmerica Corporation                              6,228                      373,867
BB&T Corporation                                     1,373                      50,389
Charter One Financial, Inc.                          834                        26,605
Comerica, Inc.                                       685                        39,456
Fifth Third Bancorp                                  1,973                      118,479
First Union Corporation                              3,674                      128,370
FleetBoston Financial Corporation                    4,000                      157,800
Golden West Financial Corporation                     647                        41,563
Huntington Bancshares, Inc.                          929                        15,189
J.P. Morgan Chase & Company, Inc.                    7,033                      313,672
KeyCorp                                              1,702                      $44,337
Mellon Financial Corporation                         1,789                      82,294
National City Corporation                            2,276                      70,055
Northern Trust Corporation                            840                        52,500
PNC Bank Corporation                                 1,131                      74,408
Regions Financial Corporation                        905                        28,960
SouthTrust Corporation                               1,250                      32,500
SunTrust Banks, Inc.                                 1,178                      76,311
Synovus Financial Corporation                        1,016                      31,882
Union Planters Corporation                            464                        20,230
US Bancorp                                           7,190                      163,860
Wachovia Corporation                                 756                        53,789
Washington Mutual, Inc.                               3,298                      123,840
Wells Fargo Company                                  6,383                      296,363
Zions Bancorp                                        350                        20,650
                                                                                2,754,936
Beverages-- 1.9%
Adolph Coors Company                                 130                        6,523
Anheuser-Busch Companies, Inc.                      3,512                      144,694
Brown-Forman Corporation                              275                        17,584
Coca-Cola Company                                   9,408                      423,360
Coca-Cola Enterprises, Inc.                          1,542                      25,212
PepsiCo, Inc.                                        5,566                      246,017
The Pepsi Bottling Group, Inc.                       530                        21,253
                                                                                884,643
Biotechnology-- 0.8%
Amgen, Inc.a                                         3,810                      231,191
Applera Corp.-- Applied Biosystems Group               748                        20,009
Biogen, Inc.a                                        545                        29,626
Chiron Corporationa                                  690                        35,190
MedImmune, Inc.a                                     765                        36,108
                                                                                352,124
Broadcasting-- 0.1%
Univision Communications, Inc., Class Aa             770                        32,941
Building Products-- 0.1%
Crane Company                                        270                        8,370
Masco Corporation                                  1,667                      41,608
                                                                                49,978
Chemicals-- 1.1%
Air Products and Chemicals, Inc.                    847                        38,750
Dow Chemical Company                               3,239                      107,697
E.I. du Pont de Nemours and Company                3,979                      191,947
Eastman Chemical Company                             319                        15,194
Engelhard Corporation                                533                        13,746
FMC Corporationa                                     106                        7,267
Great Lakes Chemical Corporation                     189                        5,831
Hercules, Inc.                                       384                        4,339
International Flavors & Fragrances, Inc.             412                        10,354

Chemicals (continued)
PPG Industries, Inc.                                 707                        $37,167
Praxair, Inc.                                        540                        25,380
Rohm & Haas Company                                  785                        25,826
Sigma-Aldrich Corporation                            387                        14,946
                                                                                498,444
Commercial Services & Supplies-- 1.6%
Allied Waste Industries, Inc.a                       695                        12,983
Automatic Data Processing, Inc.                      2,359                      117,242
Avery Dennison Corporation                           401                        20,471
Cendant Corporationa                                 913                        56,803
Cintas Corporation                                   650                        30,063
Concord EFS, Inc.a                                   810                        42,128
Convergys Corporationa                               555                        16,789
Deluxe Corporation                                   326                        9,421
Ecolab, Inc.                                         480                        19,666
Equifax, Inc.                                        534                        19,587
First Data Corporation                               1,546                      99,330
H & R Block, Inc.                                    398                        25,691
IMS Health, Inc.                                     1,121                      31,949
Moody's Corporation                                  605                        20,268
Paychex, Inc.                                        1,348                      53,920
Pitney Bowes, Inc.                                   954                        40,182
R.R. Donnelley & Sons Company                        530                        15,741
Robert Half International, Inc.a                     670                        16,676
Sabre Holdings Corporation                           448                        22,400
Waste Management, Inc.                              2,169                      66,849
                                                                                738,159
Communications Equipment-- 2.5%
ADC Telecommunications, Inc.a                       2,890                      19,074
Andrew Corporationa                                  342                        6,310
Avaya, Inc.a                                         1,001                      13,714
Cabletron Systems, Inc.a                             594                        13,573
Cisco Systems, Inc.a                                 25,483                     463,791
Comverse Technology, Inc.a                           540                        30,834
Corning, Inc.                                        3,237                      54,090
JDS Uniphase Corporationa                            4,608                      58,752
Lucent Technologies, Inc.                            12,021                     74,530
Motorola, Inc.                                       8,405                      139,187
Nortel Networks Corporation                          11,167                     101,508
QUALCOMM, Inc.a                                      2,697                      157,720
Scientific-Atlanta, Inc.                             655                        26,593
Tellabs, Inc.a                                       1,410                      27,326
Williams Communications Group, Inc.a                 1,438                      4,242
                                                                                1,191,244
Communication Services-- 0.0%
Citizens Communications Companya                     995                        11,970

Computers & Peripherals-- 4.0%
Apple Computer, Inc.a                                1,295                      $30,109
Compaq Computer Corporation                          6,566                      101,707
Dell Computer Corporationa                           9,796                      256,165
EMC Corporation                                      7,734                      224,673
Gateway 2000, Inc.a                                  1,170                      19,247
Hewlett-Packard Company                              8,037                      229,858
International Business Machines Corporation          6,607                      746,591
Lexmark International Group, Inc., Class Aa            470                        31,607
NCR Corporationa                                       375                        17,625
Network Appliance, Inc.a                             1,271                      17,413
Sun Microsystems, Inc.a                             12,925                      203,181
                                                                                1,878,176
Construction & Engineering-- 0.0%
Fluor Corporation                                    293                        13,229
KB HOME                                              161                        4,857
McDermott International, Inc.                        240                        2,796
                                                                                20,882
Construction Materials-- 0.0%
Vulcan Materials Company                             380                        20,425
Containers & Packaging-- 0.1%
Ball Corporation                                     92                         4,375
Bemis Company, Inc.                                  167                        6,708
Pactiv Corporationa                                  672                        9,005
Sealed Air Corporationa                              339                        12,628
Temple-Inland, Inc.                                  192                        10,232
                                                                                42,948
Diversified Financials-- 6.1%
American Express Company                             5,013                      194,504
Capital One Financial Corporation                    721                        43,260
Charles Schwab Corporation                           4,846                      74,144
Citigroup, Inc.                                      18,919                     999,680
Countrywide Credit Industries, Inc.                  399                        18,306
Federal Home Loan Mortgage Corporation               2,509                      175,630
Federal National Mortgage Association                3,824                      325,614
Fiserv, Inc.a                                        465                        29,751
Franklin Resources, Inc.                             909                        41,605
Household International, Inc.                        1,754                      116,992
John Hancock Financial Services, Inc.                1,155                      46,500
Lehman Brothers Holdings, Inc.                       860                        66,865
MBNA Corporation                                     3,172                      104,517
Merrill Lynch & Company, Inc.                        2,949                      174,728
Morgan Stanley Dean Witter & Co.                     4,078                      261,930
Providian Financial Corporation                      1,014                      60,029
State Street Corporation                             1,210                      59,883
The Bear Stearns Companies, Inc.                     373                        21,996
USA Education, Inc.                                  602                        43,946
                                                                                2,859,880

Diversified Telecommunications Services-- 4.7%
Alltel Corporation                                   1,227                      $75,166
AT&T Corporation                                     12,815                     281,930
BellSouth Corporation                                7,327                      295,058
CenturyTel, Inc.                                     485                        14,695
Global Crossing Ltd.a                                3,343                      28,884
Qwest Communications International, Inc.             6,356                      202,566
SBC Communications, Inc.                             13,402                     536,884
Sprint Corporation (Fon Group)                       3,314                      70,787
Verizon Communications                               10,574                     565,709
WorldCom, Inc.                                       10,661                     151,386
                                                                                2,223,065
Electric Utilities-- 2.5%
AES Corporationa                                     1,990                      85,669
Allegheny Energy, Inc.                               420                        20,265
Ameren Corporation                                   497                        21,222
American Electric Power Company                      1,194                      55,127
Calpine Corporationa                                 1,000                      37,800
CINergy Corporation                                  566                        19,782
CMS Energy Corporation                               500                        13,925
Consolidated Edison Co. of New York, Inc.            881                        35,064
Constellation Energy Group                           541                        23,047
Dominion Resources, Inc.                             888                        53,395
DTE Energy Company                                   1,175                      54,567
Duke Energy Corporation                              2,658                      103,689
Edison International                                 1,291                      14,395
Entergy Corporation                                  872                        33,476
Exelon Corporation                                   1,284                      82,330
FirstEnergy Corporation                              868                        27,915
FPL Group, Inc.                                      699                        42,087
GPU, Inc.                                            455                        15,993
Mirant Corporationa                                  2,280                      78,432
Niagara Mohawk Power Corporationa                    703                        12,436
PG & E Corporation                                   1,395                      15,624
Pinnacle West Capital Corporation                    330                        15,642
PPL Corporation                                      541                        29,755
Progress Energy, Inc.                                1,157                      35,741
Public Service Enterprise Group, Inc.                891                        43,570
Reliant Energy, Inc.                                 1,071                      34,497
Southern Company                                     2,542                      59,101
TXU Corporation                                      1,017                      49,009
Xcel Energy, Inc.                                    1,229                      34,965
                                                                                1,148,520
Electrical Equipment-- 0.5%
American Power Conversion Corporationa               755                        11,891
Cooper Industries, Inc.                              418                        16,549
Emerson Electric Company                            1,666                      100,793
Jabil Circuit, Inc.a                                 730                        22,528
Molex, Inc.                                          741                        27,069
National Service Industries, Inc.                    135                        $3,047
Power-One, Inc.a                                     275                        4,576
Rockwell International Corporation                   708                        26,989
Symbol Technologies, Inc.                            832                        18,470
Thermo Electron Corporationa                         602                        13,256
Thomas & Betts Corporation                           219                        4,833
                                                                                250,001
Electronic Equipment & Instruments-- 0.3%
Agilent Technologies, Inc.a                          1,629                      52,942
Millipore Corporation                                146                        9,049
Palm, Inc.a                                          2,066                      12,541
PerkinElmer, Inc.                                    304                        8,369
Sanmina Corporationa                                 1,100                      25,751
Solectron Corporationa                               2,398                      43,883
Tektronix, Inc.                                      318                        8,634
                                                                                161,169
Energy Equipment & Services-- 0.6%
Baker Hughes, Inc.                                   1,207                      40,434
Halliburton Company                                  1,626                      57,886
Nabors Industries, Inc.a                             560                        20,832
Rowan Companies, Inc.a                               332                        7,337
Schlumberger Ltd.                                    2,167                      114,093
Transocean Sedco Forex, Inc.                         1,154                      47,602
                                                                                288,184
Food & Drug Retailing-- 1.1%
Albertson's, Inc.                                    1,613                      48,374
CVS Corporation                                      1,468                      56,665
Kroger Companya                                      3,136                      78,400
Safeway, Inc.a                                       1,963                      94,224
SUPERVALU, Inc.                                      459                        8,055
Sysco Corporation                                    2,618                      71,079
Walgreen Company                                     3,890                      132,843
Winn-Dixie Stores, Inc.                              550                        14,372
                                                                                504,012
Food Products-- 1.3%
Archer-Daniels-Midland Company                       2,467                      32,071
Campbell Soup Company                                1,661                      42,771
ConAgra, Inc.                                        1,990                      39,422
General Mills, Inc.                                  1,194                      52,273
H.J. Heinz Company                                   1,350                      55,201
Hershey Foods Corporation                              558                      34,434
Kellogg Company                                      1,580                      45,820
Quaker Oats Company                                  492                        44,895
Ralston-Ralston Purina Group                         1,190                      35,724
Sara Lee Corporation                                 2,922                      55,343
Unilever NV                                          2,127                      126,705
Wm. Wrigley Jr. Company                               854                        40,010
                                                                                604,669

Gas Utilities-- 0.5%
Dynegy, Inc., Class A                                1,200                      $55,800
El Paso Corporation                                  1,826                      95,938
KeySpan Corporation                                  490                        17,875
Kinder Morgan, Inc.                                  435                        21,859
NICOR, Inc.                                          159                        6,198
ONEOK, Inc.                                          172                        3,388
People's Energy Corporation                          122                        4,904
Sempra Energy                                        766                        20,943
                                                                                226,905
Healthcare Equipment & Supplies-- 1.2%
Allergan, Inc.                                       478                        40,869
Bausch & Lomb, Inc.                                  195                        7,067
Baxter International, Inc.                           2,126                      104,174
Becton, Dickinson & Company                          919                        32,891
Biomet, Inc.                                         656                        31,527
Boston Scientific Corporationa                       1,426                      24,242
C.R. Bard, Inc.                                      176                        10,023
Guidant Corporationa                                 1,112                      40,032
Medtronic, Inc.                                      4,456                      205,021
St. Jude Medical, Inc.a                              317                        19,020
Stryker Corporation                                  745                        40,863
                                                                                555,729
Healthcare Providers & Services-- 1.1%
Aetna, Inc.a                                         547                        14,151
Cardinal Health, Inc.                                1,606                      110,814
CIGNA Corporation                                    610                        58,450
HCA-The Healthcare Corp.                             2,126                      96,074
HEALTHSOUTH Corporationa                             1,532                      24,466
Humana, Inc.a                                        647                        6,373
Manor Care, Inc.a                                    405                        12,859
McKesson Corporation                                 1,034                      38,382
Quintiles Transnational Corporationa                 425                        10,731
Tenet Healthcare Corporation                         1,116                      57,574
UnitedHealth Group, Inc.                             1,207                      74,532
Wellpoint Health Networks, Inc.a                     269                        25,351
                                                                                529,757
Hotels, Restaurants & Leisure-- 0.8%
Carnival Corporation                                 2,150                      66,005
Darden Restaurants, Inc.                             543                        15,150
Harrah's Entertainment, Inc.a                        468                        16,520
Hilton Hotels Corporation                            1,369                      15,880
Marriott International, Inc., Class A                919                        43,506
McDonald's Corporation                               4,928                      133,352
Starbucks Corporationa                               1,400                      32,200
Starwood Hotels & Resorts Worldwide, Inc.            600                        22,368
Tricon Global Restaurants, Inc.a                     561                        24,628
Wendy's International, Inc.                          465                        11,876
                                                                                381,485
Household Durables-- 0.3%
American Greetings Corporation                       289                        $3,179
Black & Decker Corporation                           343                        13,535
Centex Corporation                                   247                        10,065
Fortune Brands, Inc.                                 633                        24,282
Leggett & Platt, Inc.                                740                        16,302
Maytag Corporation                                   345                        10,095
Newell Rubbermaid, Inc.                              1,020                      25,602
Pulte Corporation                                    136                        5,798
The Stanley Works                                    343                        14,365
Tupperware Corporation                               256                        5,998
Whirlpool Corporation                                287                        17,937
                                                                                147,158
Household Products-- 1.3%
Clorox Company                                       860                        29,111
Colgate-Palmolive Company                            2,168                      127,890
Kimberly-Clark Corporation                           2,080                      116,272
Procter & Gamble Company                             4,992                      318,490
                                                                                591,763
Industrial Conglomerates-- 5.1%
General Electric Company                             36,068                     1,758,315
ITT Industries, Inc.                                 345                        15,266
Minnesota Mining & Manufacturing Co.                 1,488                      169,781
Textron, Inc.                                        592                        32,584
Tyco International Ltd.                              7,976                      434,692
                                                                                2,410,638
Insurance-- 3.7%
AFLAC, Inc.                                          2,000                      62,980
Allstate Corporation                                 2,741                      120,577
Ambac Financial Group, Inc.                          397                        23,105
American General Corporation                         1,992                      92,528
American International Group, Inc.                   8,758                      753,188
Aon Corporation                                      914                        31,990
Chubb Corporation                                    677                        52,420
Cincinnati Financial Corporation                     592                        23,384
Conseco, Inc.                                        1,175                      16,039
Hartford Financial Services Group, Inc.              885                        60,534
Jefferson-Pilot Corporation                          604                        29,185
Lincoln National Corporation                         792                        40,986
Loews Corporation                                    856                        55,152
Marsh & McLennan Companies, Inc.                     969                        97,869
MBIA, Inc.                                           541                        30,123
MetLife, Inc.                                        2,820                      87,364
MGIC Investment Corporation                          463                        33,632
Progressive Corporation Ohio                         282                        38,124
Safeco Corporation                                   470                        13,865
St. Paul Companies, Inc.                             871                        44,151
Torchmark Corporation                                510                        20,507
UNUM Corporation                                     863                        27,720
                                                                                1,755,423
Internet Software & Services-- 0.1%
BroadVision, Inc.a                                   1,030                      $5,150
Yahoo!, Inc.a                                        2,083                      41,639
                                                                                46,789
Investment Companies-- 4.0%
Standard and Poor's Depository Receipts*            14,897                      1,826,372
Stilwell Financial, Inc.                             814                        27,318
T. Rowe Price Group, Inc.                            450                        16,826
                                                                                1,870,516
IT Consulting & Services-- 0.3%
Computer Sciences Corporationa                       616                        21,313
Electronic Data Systems Corporation                  1,700                      106,250
Unisys Corporationa                                  1,066                      15,681
                                                                                143,244
Leisure Equipment & Products-- 0.2%
Brunswick Corporation                                381                        9,155
Eastman Kodak Company                                1,127                      52,608
Hasbro, Inc.                                         670                        9,682
Mattel, Inc.                                         1,553                      29,383
                                                                                100,828
Machinery-- 0.7%
Caterpillar, Inc.                                    1,316                      65,866
Cummins Engine Company, Inc.                         133                        5,147
Danaher Corporation                                  464                        25,984
Deere & Company                                      940                        35,579
Dover Corporation                                    840                        31,626
Eaton Corporation                                    295                        20,679
Illinois Tool Works, Inc.                            1,149                      72,732
Ingersoll-Rand Company                               598                        24,638
Navistar International Corporationa                  285                        8,017
PACCAR, Inc.                                         315                        16,197
Pall Corporation                                     453                        10,659
Parker Hannifin Corporation                          415                        17,613
Timken Company                                       259                        4,387
                                                                                339,124
Media-- 2.5%
Clear Channel Communications, Inc.a                  2,175                      136,372
Comcast Corporationa                                 3,365                      146,041
Dow Jones & Company, Inc.                            360                        21,496
Gannett Company, Inc.                                1,031                      67,943
Harcourt General, Inc.                               282                        16,410
Interpublic Group Companies, Inc.                    1,378                      40,444
Knight-Ridder, Inc.                                  308                        18,264
McGraw-Hill Companies, Inc.                          778                        51,465
Meredith Corporation                                 171                        6,124
New York Times Company                               611                        25,662
Omnicom Group, Inc.                                  632                        54,352
The Walt Disney Company                              7,646                      220,893
Tribune Company                                      1,203                      48,132
Viacom, Inc.a                                        6,339                      328,043
                                                                                1,181,641
Metals & Mining-- 0.6%
Alcan Aluminum Ltd.                                  1,250                      $52,525
Alcoa, Inc.                                          3,184                      125,450
Allegheny Technologies, Inc.                         350                        6,332
Barrick Gold Corporation                             1,400                      21,210
Freeport-McMoRan Copper & Gold, Inc.a                583                        6,442
Homestake Mining Company                             866                        6,711
Inco Ltd.a                                           587                        10,132
Newmont Mining Corporation                           622                        11,575
Nucor Corporation                                    339                        16,574
Phelps Dodge Corporation                             275                        11,412
Placer Dome, Inc.                                    1,250                      12,250
USX-US Steel Group                                   331                        6,670
Worthington Industries, Inc.                         352                        4,787
                                                                                292,070
Multiline Retail-- 2.7%
Big Lots, Inc.a                                      395                        5,404
Costco Companies, Inc.a                              1,560                      64,085
Dillard's, Inc.                                      420                        6,413
Dollar General Corporation                           1,070                      20,865
Federated Department Stores, Inc.a                   787                        33,448
J.C. Penney Company, Inc.                            875                        23,065
Kmart Corporationa                                   1,751                      20,084
Kohl's Corporationa                                  1,216                      76,280
May Department Stores Company                        1,136                      38,919
Nordstrom, Inc.                                      573                        10,629
Sears, Roebuck & Company                             1,255                      53,099
Target Corporation                                   3,407                      117,882
Wal-Mart Stores, Inc.                                16,705                     815,204
                                                                                1,285,377
MultiMedia-- 1.8%
AOL Time Warner, Inc.a                               15,533                     823,249
Multi-Utilities-- 0.4%
Enron Corporation                                    2,668                      130,732
NiSource, Inc.                                       735                        20,088
The Williams Companies, Inc.                         1,749                      57,629
                                                                                208,449
Office Electronics-- 0.1%
Xerox Corporation                                    2,444                      23,389
Oil & Gas-- 5.3%
Amerada Hess Corporation                             352                        28,442
Anadarko Petroleum Corporation                       865                        46,736
Apache Corporation                                   410                        20,807
Ashland, Inc.                                        271                        10,867
Burlington Resources, Inc.                           826                        32,999
Chevron Corporation                                  2,531                      229,055
Conoco, Inc., Class B                                2,394                      69,187
Devon Energy Corporation                             475                        24,937
EOG Resources, Inc.                                  435                        15,464
Exxon Mobil Corporation                              13,228                     1,155,466
Oil & Gas (continued)
Kerr-McGee Corporation                               358                        $23,725
Noble Drilling Corporationa                          505                        16,539
Occidental Petroleum Corporation                     1,239                      32,945
Phillips Petroleum Company                           966                        55,062
Royal Dutch Petroleum Company                        8,110                      472,570
Sunoco, Inc.                                         307                        11,245
Texaco, Inc.                                         2,095                      139,527
Tosco Corporation                                    550                        24,227
Unocal Corporation                                   911                        31,111
USX-Marathon Group                                   1,114                      32,874
                                                                                2,473,785
Paper & Forest Products-- 0.4%
Boise Cascade Corporation                            225                        7,913
Georgia-Pacific Corporation                          913                        30,905
International Paper Company                          1,743                      62,225
Louisiana-Pacific Corporation                        409                        4,798
Mead Corporation                                     403                        10,937
Potlatch Corporation                                 90                         3,097
Westvaco Corporation                                 391                        9,497
Weyerhaeuser Company                                 868                        47,714
Willamette Industries, Inc.                          413                        20,444
                                                                                197,530
Personal Products-- 0.4%
Alberto-Culver Company                               243                        10,216
Avon Products, Inc.                                  978                        45,262
Gillette Company                                     4,085                      118,424
                                                                                173,902
Pharmaceuticals-- 8.4%
Abbott Laboratories                                  5,989                      287,532
American Home Products Corporation                   5,041                      294,596
Bristol-Myers Squibb Company                         7,498                      392,145
Eli Lilly & Company                                  4,377                      323,898
Forest Laboratories, Inc.a                           650                        46,150
Johnson & Johnson                                    12,233                     611,650
King Pharmaceuticals, Inc.a                          620                        33,325
Merck & Company, Inc.                                8,804                      562,664
Pfizer, Inc.                                         23,717                     949,866
Pharmacia Corporation                                4,885                      224,466
Schering-Plough Corporation                          5,507                      199,574
Watson Pharmaceuticals, Inc.a                        365                        22,498
                                                                                3,948,364
Road & Rail-- 0.3%
Burlington Northern Santa Fe                         1,500                      45,255
CSX Corporation                                      809                        29,318
Norfolk Southern Corporation                         1,406                      29,104
Ryder System, Inc.                                   297                        5,821
Union Pacific Corporation                            850                        46,674
                                                                                156,172

Semiconductor Equipment & Products-- 3.7%
Advanced Micro Devices, Inc.a                        1,280                      $36,966
Altera Corporationa                                  1,520                      44,080
Analog Devices, Inc.a                                1,247                      53,933
Applied Materials, Inc.a                             3,272                      160,655
Applied Micro Circuits Corporationa                  1,115                      19,178
Broadcom Corporation, Class Aa                       810                        34,636
Conexant Systems, Inc.a                              898                        8,037
Intel Corporation                                    25,349                     741,458
KLA Tencor Corporationa                              652                        38,122
Linear Technology Corporation                        1,160                      51,295
LSI Logic Corporationa                               1,332                      25,042
Maxim Integrated Products, Inc.a                     1,200                      53,052
Micron Technology, Inc.a                             2,297                      94,407
National Semiconductor Corporationa                  646                        18,812
Novellus Systems, Inc.a                              575                        32,654
QLogic Corporationa                                  320                        20,624
Teradyne, Inc.a                                      670                        22,177
Texas Instruments, Inc.                              6,567                      206,861
Vitesse Semiconductor Corporationa                   685                        14,412
Xilinx, Inc.a                                        1,296                      53,447
                                                                                1,729,848
Software-- 4.9%
Adobe Systems, Inc.                                  874                        41,078
Autodesk, Inc.                                       242                        9,027
BMC Software, Inc.a                                  882                        19,880
Citrix Systems, Inc.a                                690                        24,081
Computer Associates International, Inc.              2,200                      79,200
Compuware Corporationa                               1,350                      18,887
Intuit, Inc.a                                        770                        30,792
Mercury Interactive Corporationa                     320                        19,168
Microsoft Corporationa                               19,443                     1,419,339
Novell, Inc.a                                        1,326                      7,545
Oracle Corporationa                                  21,047                     399,893
Parametric Technology Corporationa                   982                        13,738
PeopleSoft, Inc.a                                    1,088                      53,562
Sapient Corporationa                                 440                        4,290
Siebel Systems, Inc.a                                1,609                      75,462
VERITAS Software Corporationa                        1,470                      97,799
                                                                                2,313,741
Specialty Retail-- 1.9%
AutoZone, Inc.a                                      424                        15,900
Bed Bath & Beyond, Inc.a                             1,034                      31,020
Best Buy Company, Inc.a                              775                        49,228
Circuit City Stores-Circuit City Group               764                        13,752
Gap, Inc.                                            3,227                      93,583
Home Depot, Inc.                                     8,596                      400,144
Limited, Inc.                                        1,598                      26,399
Lowe's Companies, Inc.                               1,435                      104,109
Office Depot, Inc.a                                  1,370                      14,221
RadioShack Corporation                               746                        22,753
Specialty Retail (continued)
Sherwin-Williams Company                             618                        $13,720
Staples, Inc.a                                       1,649                      26,367
Tiffany & Company                                    540                        19,559
TJX Companies, Inc.                                  1,136                      36,204
Toys " R" Us, Inc.a                                  779                        19,280
                                                                                886,239
Textile & Apparel-- 0.2%
Liz Claiborne, Inc.                                  233                        11,755
Nike, Inc.                                           1,044                      43,838
Reebok International Ltd.a                           235                        7,508
VF Corporation                                       474                        17,244
                                                                                80,345
Tobacco-- 0.9%
Philip Morris Companies, Inc.                        8,302                      421,327
UST, Inc.                                            662                        19,105
                                                                                440,432
Trading Companies & Distributors-- 0.1%
Genuine Parts Company                                696                        21,924
W.W. Grainger, Inc.                                  374                        15,394
                                                                                37,318
Wireless Telecommunications Services-- 0.3%
Nextel Communications, Inc.a                         2,720                      47,600
Sprint Corporation (PCS Group)a                      3,264                      78,826
                                                                                126,426
Total Common Stocks
(cost $36,145,722)                                                              43,272,115
COMMERCIAL PAPER-- DOMESTIC-- 3.2%
Chemicals-- 1.1%
E. I. du Pont de Nemours and Company
         3.700%            08/30/01                  $500,000                   496,917
Financial Services-- 2.1%
Caterpillar Financial Services Corporation
         3.720%            09/06/01                  500,000                    496,538
Ciesco LP
         3.760%            08/06/01                  500,000                    498,120
                                                                                994,658
Total Commercial Paper -- Domestic
(cost $1,491,575)                                                               1,491,575
COMMERCIAL PAPER-- FOREIGN-- 1.5%
Banks-- 1.5%
Canadian Imperial Bank of Commerce
         3.730%            09/14/01                  500,000                    500,000
Toronto Dominion Holdings
         3.780%            09/14/01                  200,000                    198,425
Total Commercial Paper -- Foreign
(cost $698,425)                                                                 698,425
U.S. GOVERNMENT SECURITY-- 1.3%
United States Treasury Bills
(cost $595,464)            3.390%           09/20/01  $600,000                  $595,464
TIME DEPOSIT-- 2.0%
State Street Bank & Trust Company
(cost $945,000)            3.250%           07/02/01  945,000                   945,000
Total Investments-- 100.1%
(cost $39,876,186)**                                                            47,002,579
Liabilities in Excess of Other Assets-- (0.1)%                                  (44,049)
Net Assets-- 100.0%                                                             $46,958,530

         a        Non-income producing security
         * ________ $595,464 market value of securities has been pledged as collateral for initial margin for future contracts. ** Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $11,107,863 and $3,891,470, respectively. Net unrealized appreciation for tax purposes is $7,126,393.


Schedule of futures contracts

Number of         Contract Total            Unrealized
Contracts         Description       Contract Value   Loss
10                S&P 500  $3,863,300       $168,200
                  September 2001
                  (Long)

See notes to financial statements

Transamerica Premier Balanced Fund
Portfolio Manager: Gary U. Rolle, Co-Managers: Jeffrey S. Van Harte, Heidi Y. Hu

Fund Performance
The Transamerica Premier Balanced Fund (Investor Class) returned -0.90% for the six-month period ended June 30, 2001. In contrast, the benchmark indices of the S&P 500 Index and Lehman Brothers Government/Credit Bond Index returned -6.70% and 3.51%, respectively. Since the Fund's inception in October 1995, it has achieved an average annual return of 17.94%.

Portfolio Manager Comments
The Premier Balanced Fund was able to extend its historical outperformance versus the S&P 500 during the first six months of the year due to the strong returns of both its stock and bond holdings. Important contributors to the stock portfolio's performance included our holdings in companies with secular growth stories such as Harley-Davidson, McGraw-Hill, WW Grainger, and Lockheed Martin. Furthermore, our conservative stance in the volatile telecommunications and technology sectors helped protect past gains from erosion.

The Fund's fixed-income returns were also major contributors to performance. Not only did the fixed income portfolio outperform the S&P 500, it outperformed the Lehman Brothers Government/Credit Bond Index meaningfully. Corporate bonds, in which the fixed income portfolio was substantially invested, outperformed Treasuries in anticipation of an economic recovery brought about by aggressive Federal Reserve easing. As a result, our top performing bonds were from interest rate sensitive industries, such as the paper and forest products and bank and finance sectors.

Portfolio Asset Mix


Going Forward
The economy is likely to bottom out during the second half of the year, underpinned by aggressive monetary and fiscal policy, and lower energy prices. Since pricing power for producers remains weak and the US dollar remains strong, inflation is not currently a concern. As a result, both stocks and bonds are expected to deliver positive returns during the second half of the year. The stock portion of our portfolio will continue to select secular growth companies with dominant positions in their sectors, while the bond portion of the portfolio will continue to select corporate bonds for their higher yields and income, which provides a cushion against market volatility.

Thank you for your continued investment in the Transamerica Premier Balanced
Fund.



Comparison of change in value of a $10,000 investment in Transamerica Premier Balanced Fund with Lehman Brothers Government/Credit Bond Index and S&P 500 Index**


         Total Returns                               Average Annual Total Return
         As of June 30, 2001                One Year Five Years        Since Inception*
Investor Class                              -0.60%            9.26%             17.94%
Class A                                     -0.92%            19.04%            17.67%
Class M                                      -1.15%           18.75%            17.38%
S&P 500 Index                               -14.83%           14.48%            15.53%
Lehman Brothers Government/
                  Credit Bond Index          11.14%           7.38%             .88%

Investor Class ($25,809 at 6/30/01) Class A ($24,138 at 6/30/01) Class M
($24,873 at 6/30/01) S&P 500 Index ($22,946 at 6/30/01)
Lehman Brothers Government/Credit Bond Index ($14,658 at 6/30/01)

         The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The Lehman Brothers Government/Credit Bond Index is a broad -- based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. These indexes do not reflect any commissions or fees which would be incurred by an investor ~purchasing the securities represented by each index.
         * ________ Investor Class -- October 2, 1995. Class A and Class M -- June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2001.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Transamerica Premier Balanced Fund
Schedule of Investments-- June 30, 2001 (Unaudited)


                                                                                Market
                                                     Shares                     Value
                                                     Shares or                  Market
                                                     Principal Amount  Value

COMMON STOCKS-- 65.5%
Aerospace & Defense-- 3.1%
Lockheed Martin Corporation                          120,000                    $4,446,000
Airlines-- 1.9%
Southwest Airlines Company                           150,000                     2,773,500
Auto Components-- 2.5%
Delphi Automotive Systems Corporation                225,000                     3,584,250
Automobiles-- 4.9%
Harley-Davidson, Inc.                                150,000                    7,062,000
Banks-- 5.8%
J.P. Morgan Chase & Company, Inc.                    74,000                     3,300,400
Wells Fargo Company                                  110,000                    5,107,300
                                                                                8,407,700
Biotechnology-- 3.0%
Genentech, Inc.a                                     30,000                     1,653,000
ImClone Systems, Inc.a                               50,000                     2,640,000
                                                                                4,293,000
Building Products-- 1.7%
American Standard Companies, Inc.a                   40,000                     2,404,000
Commercial Services & Supplies-- 3.1%
First Data Corporation                               50,000                     3,212,500
Robert Half International, Inc.a                     50,000                     1,244,500
                                                                                4,457,000
Construction & Engineering-- 4.4%
Fluor Corporation                                    75,000                     3,386,250
Jacobs Engineering Group, Inc.a                      45,000                     2,935,350
                                                                                6,321,600
Diversified Financials-- 5.0%
Charles Schwab Corporation                           114,000                    1,744,200
Merrill Lynch & Company, Inc.                        25,000                     1,481,250
State Street Corporation                             80,000                     3,959,200
                                                                                7,184,650
Electric Utilities-- 4.2%
AES Corporationa                                     70,000                     3,013,500
Calpine Corporationa                                 80,000                     3,024,000
                                                                                6,037,500
Energy Equipment & Services-- 0.4%
Schlumberger Ltd.                                    10,000                     526,500
Food & Drug Retailing-- 4.1%
CVS Corporation                                      50,000                     1,930,000
Rite Aid Corporationa,b                              494,000                    4,001,400
                                                                                5,931,400
Gas Utilities-- 1.5%
El Paso Corporation                                  40,000                     2,101,600

Hotels, Restaurants & Leisure-- 2.0%
Marriott International, Inc., Class A                60,000                     $2,840,400
Household Durables-- 0.8%
American Greetings Corporation                       100,000                    1,100,000
Insurance-- 3.0%
American International Group, Inc.                   49,900                     4,291,400
Media-- 4.4%
Comcast Corporationa                                 40,000                     1,736,000
McGraw-Hill Companies, Inc.                          70,000                     4,630,500
                                                                                6,366,500
Metals & Mining-- 0.7%
Massey Energy Company                                50,000                     988,000
Oil & Gas-- 1.4%
Apache Corporation                                   40,000                     2,030,000
Semiconductor Equipment & Products-- 3.1%
Intel Corporation                                    150,000                    4,387,500
Specialty Retail-- 1.6%
Home Depot, Inc.                                     50,000                     2,327,500
Trading Companies & Distributors-- 2.9%
W.W. Grainger, Inc.                                  100,000                    4,116,000
Total Common Stocks
(cost $83,920,526)                                                              93,978,000
PREFERRED STOCK-- 0.6%
Diversified Telecommunications Services-- 0.6%
Centaur Funding Corporationb
(cost $890,976)                                      800                        837,132
CORPORATE BONDS-- 23.9%
Aerospace & Defense-- 0.7%
Northrop Grumman Corporation
         7.750%            02/15/31         $1,000,000                          992,350
Automobiles-- 2.8%
DaimlerChrysler NA Holdings Corporation
         7.750%            01/18/11         1,000,000                           1,023,660
Ford Motor Company
         7.450%            07/16/31         1,500,000                           1,441,395
General Motors Acceptance Corporation
         6.750%            01/15/06         500,000                             509,900
General Motors Corporation
         7.200%            01/15/11         1,000,000                           1,014,790
                                                                                3,989,745

Banks -- 3.6%
Capital One Bank
         6.760%            07/23/02         $1,000,000                          $1,007,880
HSBC Capital Funding LPb,c
         10.176%           12/31/49         1,000,000                           1,231,460
Key Bank, N.A.
         7.125%            08/15/06         500,000                             517,935
Mellon Bank Corporation
         7.000%            03/15/06         300,000                             313,512
Royal Bank of Scotland Group PLC
         9.118%            03/31/49         1,000,000                           1,105,300
Standard Chartered Bankb
         8.000%            05/30/31         1,000,000                           1,015,500
                                                                                5,191,587
Chemicals -- 0.7%
Nova Chemicals Corporation
         7.000%            05/15/06         1,000,000                           992,360
Commercial Services & Supplies-- 0.3%
Valassis Communications, Inc.
         6.625%            01/15/09         500,000                             484,095
Diversified Financials-- 3.0%
Abbey National PLCc
         7.350%            10/29/49         1,750,000                           1,772,925
Heller Financial, Inc.
         6.375%            03/15/06         1,000,000                           1,008,750
Lehman Brothers Holdings, Inc.
         7.875%            08/15/10         1,000,000                           1,058,540
Merrill Lynch & Company, Inc.
         6.640%            09/19/02         500,000                             511,335
                                                                                4,351,550
Diversified Telecommunications Services-- 3.3%
Deutsche Telekom International Finance BV
         7.750%            06/15/05         1,000,000                           1,044,760
Telefonica de Argentina SA
         11.875%           11/01/04         1,000,000                           1,050,000
Telefonica Europe BV
         7.350%            09/15/05         1,000,000                           1,038,230
WorldCom, Inc.c
         7.375%            01/15/11         1,000,000                           1,019,000
         6.125%            04/15/12         500,000                             502,735
                                                                                4,654,725
Electric Utilities-- 1.8%
CMS Energy Corporationc
         8.000%            07/01/11         300,000                             300,000
Commonwealth Edison Company
         7.000%            07/01/05         300,000                             310,104
Dominion Resources, Inc.
         7.400%            09/16/02         1,000,000                           1,022,970
TXU Corporation
         6.375%            06/15/06         1,000,000                           991,630
                                                                                2,624,704
Food & Drug Retailing-- 1.3%
Delhaize America, Inc.b
         9.000%            04/15/31         $1,000,000                          $1,086,570
Shoppers Food Warehouse Corporation
         9.750%            06/15/04         775,000                             814,246
                                                                                1,900,816
Media-- 0.8%
News America Holdings, Inc.
         7.750%            12/01/45         1,200,000                           1,113,552
Multiline Retail-- 0.7%
Dayton Hudson Corporation
         6.400%            02/15/03         300,000                             307,029
K Mart Corporationb
         9.875%            06/15/08         650,000                             637,000
                                                                                944,029
Oil & Gas -- 1.4%
Valero Energy Corporationb
         6.750%            12/15/02         1,000,000                           1,020,190
Williams Companies, Inc.b,c
         6.750%            01/15/06         1,000,000                           1,000,170
                                                                                2,020,360
Paper & Forest Products-- 2.1%
Abitibi-Consolidated, Inc.
         8.850%            08/01/30         1,000,000                           1,035,410
Nexfor, Inc.
         8.125%            03/20/08         1,000,000                           1,019,880
Westvaco Corporation
         8.200%            01/15/30         1,000,000                           998,180
                                                                                3,053,470
Real Estate-- 1.4%
EOP Operating LP
         6.376%            02/15/02         1,000,000                           1,009,450
Simon Property Group, Inc.b
         6.750%            11/15/03         1,000,000                           1,014,300
                                                                                2,023,750
Total Corporate Bonds
(cost $33,630,033)                                                              34,337,093
CONVERTIBLE BONDS-- 1.3%
Biotechnology -- 0.7%
ImClone Systems, Inc.a
         5.500%            03/01/05         1,000,000                           1,082,500
Pharmaceuticals-- 0.6%
Vertex Pharmaceuticals, Inc.a
         5.000%            09/19/07         1,000,000                           821,800
Total Convertible Bonds
(cost $2,000,000)                                                               1,904,300

Foreign Government Issue-- 0.8%
United Mexican States
(cost $1,055,300)
         9.875%            02/01/10         $1,000,000                          $1,094,000
U.S. Government Securities-- 5.0%
U.S. Treasury Bonds
         6.125%            08/15/29         300,000                             310,734
U.S. Treasury Notes
         6.750%            05/15/05         1,000,000                           1,064,680
         6.625%            05/15/07         250,000                             268,555
         5.750%            08/15/10         3,500,000                           3,581,025
         5.000%            02/15/11         2,000,000                           1,940,300
Total U.S. Government Securities
(cost $7,229,213)                                                               7,165,294
TIME DEPOSIT-- 2.0%
State Street Bank & Trust Company
(cost $2,922,000)          3.250%           07/02/01 2,922,000                  2,922,000
Total Investments-- 99.1%
(cost $131,648,048)*                                                            142,237,819
Other Assets Less Liabilities-- 0.9%                                            1,354,979
Net Assets-- 100.0%                                                             $143,592,798

a        Non-income producing security
b ________ Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At June 30, 2001, these securities aggregated $11,843,722 or 8.25% of the net assets of the fund.
c        Variable rate security
Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $13,140,725 and $2,550,954, respectively. Net unrealized appreciation for tax purposes is $10,589,771.


See notes to financial statements

Transamerica Premier High Yield Bond Fund
Portfolio Manager: Edward S. Han, Co-Manager: Matthew W. Kuhns

Fund Performance
The Transamerica Premier High Yield Bond Fund (Investor Class) earned a total return of 1.74% for the six-month period ending June 30, 2001. In comparison, the Fund's benchmark, the Merrill Lynch High Yield Master Index returned 4.87% for the same period.

Portfolio Manager Comments
The tone of the high yield bond market improved substantially in the first half of 2001, especially when measured against the first six months of 2000. The high yield bond market received capital inflows of over $6.3 billion in the first half of 2001, compared to an outflow of $6.6 billion in the same period last year. Performance within the market has been positive across most industry sectors, with the exception of telecommunications, textiles and technology. The Fund was conservatively positioned in telecommunications, but nonetheless was negatively impacted by the underperformance in the sector. As a result, the Fund, like most of its peers, lagged its benchmark.

Portfolio Asset Mix


Going Forward
For the balance of 2001, we expect the Federal Reserve to maintain its accommodative bias with the possibility of further Fed Funds rate reduction in coming months. Consumer spending remained strong throughout the first half of 2001, and inventory levels have corrected, both of which are good signs for the economy and financial markets. While inflation is expected to remain subdued, economic growth will likely remain slow in the second half of the year, before an anticipated increase in growth in 2002. In this environment of slow to moderate economic growth and low inflation, the investments in the Transamerica Premier High Yield Bond Fund will continue to offer attractive yields vis a vis other investment categories, particularly as the market strengthens.

Thank you for your continued investment in the Transamerica Premier High Yield Bond Fund.


Comparison of change in value of a $10,000 investment in Transamerica Premier
High Yield Bond Fund with the Merrill Lynch High Yield Master Index**

         Total Returns                                        Average Annual Total Return
         As of June 30, 2001                         One Year Five Years        Ten Years
Investor Class                                       -2.14%            6.76%            11.43%
Institutional Class                                  -1.80%            6.95%            11.69%
Merrill Lynch High Yield Master Index                2.10%             5.30%            9.32%


Investor Class ($29,573 at 6/30/01)
Institutional Class ($30,272 at 6/30/01)
Merrill Lynch High Yield Master Index ($28,040 at 6/30/01)

         The Merrill Lynch High Yield Master Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch High Yield Master Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * ________ Effective July 1, 1998, the Transamerica High Yield Bond Fund (separate account) exchanged all of its assets for shares in the Transamerica Premier High Yield Bond Fund (Fund). The inception date of the Fund ~is considered to be September 1, 1990, the separate account's inception date. The performance prior to June 30, 1998 is the separate account's performance recalculated to reflect the actual fees and expenses of the Fund. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2001.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

Transamerica Premier High Yield Bond Fund
Schedule of Investments-- June 30, 2001 (Unaudited)


                                            Principal                           Market
                                            Amount                     Value
                                            Principal                           Market
                                            Amount                     Value
CORPORATE BONDS -- 74.2% Aerospace & Defense -- 2.8% L-3 Communications
Holdings, Inc.
         10.375%           05/01/07         $2,500,000                          $2,646,875
Auto Parts-- 2.7%
Delco Remy International, Inc.
         10.625%           08/01/06         1,550,000                           1,557,750
Dura Operating Corporation
         9.000%            05/01/09         1,000,000                           942,500
                                                                                2,500,250
Commercial Services & Supplies-- 2.2%
Allied Waste North America, Inc.
         10.000%           08/01/09         1,000,000                           1,027,500
R H Donnelley Corporation
         9.125%            06/01/08         1,000,000                           1,005,000
                                                                                2,032,500
Diversified Telecommunications Services-- 9.8%
Metronet Communications Corporationc
         0.000%            11/01/07         2,000,000                           1,893,860
         0.000%            06/15/08         2,000,000                           1,738,740
Nextel Communications, Inc.
         9.375%            11/15/09         500,000                             395,000
Telefonica de Argentina SA
         11.875%           11/01/04         2,500,000                           2,625,000
Time Warner Telecom, Inc.
         10.125%           02/01/11         2,000,000                           1,790,000
Williams Communications Group, Inc.
         11.700%           08/01/08         2,000,000                           820,000
                                                                                9,262,600
Electric Utilities-- 5.8%
AES Corporation
         9.500%            06/01/09         1,350,000                           1,366,875
AES Drax Energy Ltd., Series B
         11.500%           08/30/10         1,000,000                           1,070,000
Calpine Corporation
         8.625%            08/15/10         1,000,000                           968,000
CMS Energy Corporation
         9.875%            10/15/07         2,000,000                           2,110,900
                                                                                5,515,775
Energy Equipment & Services-- 3.2%
Dresser, Inc.
         9.375%            04/15/11         3,000,000                           3,037,500
Food & Drug Retailing-- 10.6%
Fleming Companies, Inc.b
         10.125%           04/01/08         2,000,000                           2,045,000
Shoppers Food Warehouse Corporation
         9.750%            06/15/04         4,000,000                           4,202,560
Stater Brothers Holdings, Inc.
         10.750%           08/15/06         4,000,000                           3,760,000
                                                                                10,007,560
Food Products-- 0.0%
Beatrice Foods, Inc.
         1.000%            11/19/26         $494,000 $49
Healthcare Providers & Services-- 4.5%
HEALTHSOUTH Corporation
         10.750%           10/01/08         1,000,000                           1,077,500
PharMerica, Inc.
         8.375%            04/01/08         1,000,000                           970,000
Triad Hospitals, Inc., Series B
         11.000%           05/15/09         2,000,000                           2,155,000
                                                                                4,202,500
Hotels, Restaurants & Leisure-- 5.7%
Boyd Gaming Corporation
         9.250%            10/01/03         1,270,000                           1,285,875
John Q. Hammons Hotels, Inc.
         8.875%            02/15/04         2,600,000                           2,574,000
Six Flags, Inc.b
         9.500%            02/01/09         1,500,000                           1,556,250
                                                                                5,416,125
Household Durables-- 2.1%
KB Home
         9.500%            02/15/11         2,000,000                           2,010,000
Media-- 12.3%
Adelphia Communications Corporation
         10.250%           06/15/11         1,500,000                           1,470,000
Australis Media Ltd.e
         0.000%            05/15/03         8,930                               1
CanWest Media, Inc.
         10.625%           05/15/11         1,500,000                           1,518,750
CF Cable TV, Inc.
         9.125%            07/15/07         1,500,000                           1,637,415
Charter Communication Holdings/Charter Capital
         11.125%           01/15/11         2,000,000                           2,100,000
         0.000%            05/15/11         1,000,000                           560,000
Lamar Advertising Company
         8.625%            09/15/07         2,500,000                           2,550,000
Ono Finance PLC
         13.000%           05/01/09         1,000,000                           770,000
Sinclair Broadcast Group, Inc.
         8.750%            12/15/07         1,000,000                           955,000
                                                                                11,561,166
Multiline Retail -- 2.3%
K Mart Corporationb
         9.875%            06/15/08         2,250,000                           2,205,000
Oil & Gas Exploration and Distribution-- 3.3%
Pemex Project Funding Master Trust
         9.125%            10/13/10         3,000,000                           3,147,570
Other Consumer Services-- 0.6%
Stewart Enterprises, Inc.b
         10.750%           07/01/08         500,000                             513,750
Real Estate-- 1.5%
Meditrust Companies
         7.820%            09/10/26         $1,500,000                          $1,425,000
Textiles & Apparel-- 0.8%
Levi Straus & Company
         7.000%            11/01/06         1,000,000                           760,000
Wireless Telecommunications Services-- 4.0%
Airgate PCS, Inc.c
         0.00%             10/01/09         1,000,000                           590,000
American Cellular Corporationb
         9.500%            10/15/09         1,500,000                           1,410,000
SBA Communications Corporation
         10.250%           02/01/09         2,000,000                           1,800,000
                                                                                3,800,000
Total Corporate Bonds
(cost $72,668,845)                                                              70,044,220
CONVERTIBLE BONDS-- 10.5%
Biotechnology -- 1.7% ImClone Systems, Inc.
         5.500%            03/01/05         1,500,000                           1,623,750
Media-- 3.8%
EchoStar Communications Corporation
         4.875%            01/01/07         2,750,000                           2,528,295
Liberty Media Corporationb
         3.250%            03/15/31         1,000,000                           1,107,500
                                                                                3,635,795
Semiconductor Equipment & Products-- 3.0%
Conexant Systems, Inc.
         4.000%            02/01/07         3,500,000                           1,596,875
Vitesse Semiconductor Corporationb
         4.000%            03/15/05         1,500,000                           1,228,125
                                                                                2,825,000
Telecommunications Equipment-- 0.7%
Juniper Networks, Inc.
         4.750%            03/15/07         930,000                             662,532
Wireless Telecommunications Services-- 1.3%
Nextel Communications
         5.250%            01/15/10         2,000,000                           1,181,200
Total Convertible Bonds
(cost $11,680,309)                                                              9,928,277
COMMON STOCKS-- 0.0%
Auto Parts-- 0.0%
Harvard Industries, Inc.a                   1        1
Media-- 0.0%
Ono Finance PLCa,b                                   1,000                      30,000
Total Common Stocks
(cost $15)                                                                      30,001
PREFERRED STOCKS-- 5.5%
Diversified Telecommunications Services-- 1.0%
Global Crossing Ltd.                                 20,000                     $1,000,000
Electric Utilities-- 1.1%
PPL Capital Funding Trust I                          40,000                     1,016,000
Media-- 3.4%
Radio One, Inc.a,b                                   1,000                      1,290,250
Sinclair Capital                                     20,000                     1,900,000
                                                                                3,190,250
Total Preferred Stocks
(cost $6,010,400)                                                               5,206,250
FOREIGN GOVERNMENT SECURITY-- 1.2%
Foreign Government Issue-- 1.2%
United Mexican States
(cost $996,007)            9.875%  02/01/10       $1,000,000                    1,094,000
TIME DEPOSIT-- 6.7%
State Street Bank & Trust Company
(cost $6,327,000)          3.250% 07/02/01         6,327,000                    6,327,000
Total Investments-- 98.1%
(cost $97,682,576)*                                                             92,629,748
Other Assets Less Liabilities-- 1.9%                                            1,792,991
Net Assets-- 100.0%                                                             $94,422,739

a        Non-income producing security
b ________ Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At June 30, 2001, these securities aggregated $11,385,875 or 12.06% of the net assets of the fund.
c ________ Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2001. Maturity disclosed is the final maturity date. dVariable rate security e Security in default Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,217,901 and $7,270,729, respectively. Net unrealized depreciation for tax purposes is $5,052,828.

See notes to financial statements

Transamerica Premier Bond Fund
Portfolio Manager: Matthew W. Kuhns, Co-Manager: Heidi Y. Hu

Fund Performance
The Transamerica Premier Bond Fund's (Investor Class) total return for the six-month period ended June 30, 2001 compared favorably to the Lehman Brothers Government/Credit Bond Index with a total return of 4.89% versus 3.51% for the Index. Since its inception in October 1995, the Fund has earned an average annual total return of 6.63%, while the benchmark index returned 6.88%.

Portfolio Manager Comments
The Transamerica Premier Bond Fund enjoyed very good returns during the first half of 2001. The Fund's overemphasis on corporate bonds led to significant outperformance versus its benchmark index, and its peer group universe. In general, corporate bonds were the strongest performing sector within the fixed-income universe. Investors perceived that the aggressive easing by Federal Reserve chairman Alan Greenspan would diminish the likelihood of a recession, thereby reducing the risk of a significant deterioration in credit quality. During the first half of the year, the Fund's investments in the defense and electric utility sectors were particularly strong performers.

With regard to the economy, the first half of 2001 witnessed anemic growth -- with Gross Domestic Product (GDP) averaging 1%. The manufacturing sector of the economy continued to perform at recessionary levels, while consumer spending, which accounts for two-thirds of GDP, continued to grow moderately. To ensure that the current slowdown does not turn into a recession, the Federal Reserve reduced the federal funds rate six times for a total of 275 basis points so far this year.

Portfolio Asset Mix


Going Forward
The Federal Reserve's aggressive easing, along with the stimulative fiscal policy provided by the Bush tax cuts should help to support the economy, leading to moderately stronger growth in the second half of 2001. As fears of a full-blown recession recede, corporate bonds should continue to provide attractive returns. Long-term interest rates are likely to remain stable, reflecting a slow-growth/low-inflation environment. The Transamerica Premier Bond Fund continues to be well positioned to outperform in this type of market environment, and we will continue to rely on vigorous and thorough credit analysis to find undervalued quality bonds in companies that meet our stringent selection criteria.

Thank you for your continued investment in the Transamerica Premier Bond Fund.

Comparison of change in value of a $10,000 investment in Transamerica Premier Bond Fund with the Lehman Brothers Government/Credit Bond Index**

         Total Returns     Average Annual Total Return
         As of June 30, 2001        One YearFive Years        Since Inception*
Investor Class                      9.96%            7.51%             6.63%
Class A                             9.85%            7.41%             6.47%
Class M                             9.67%            7.17%             6.24%
Lehman Brothers Government/
         Credit Bond Index         11.14%            7.38%             6.88%

Investor Class ($14,461 at 6/30/01) Class A ($13,660 at 6/30/01) Class M
($14,017 at 6/30/01)
Lehman Brothers Government/Credit Bond Index ($14,658 at 6/30/01)

         The Lehman Brothers Government/Credit Bond Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         * ________ Investor Class -- October 2, 1995. Class A and Class M -- June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2001.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Transamerica Premier Bond Fund
Schedule of Investments-- June 30, 2001 (Unaudited)

                                                                       Principal
                                                     Market            Amount
                                                     Value             Shares or
                                                     Market            Principal Amount
                                      Value


CORPORATE BONDS-- 63.4%
Automobiles-- 8.1%
DaimlerChrysler NA Holdings Corporation
         7.750%            01/18/11                  $750,000                   $767,745
General Motors Corporation
         7.200%            01/15/11                  1,000,000                  1,014,790
                                                                                1,782,535
Diversified Financials-- 8.0%
Ford Motor Credit Company
         7.375%            02/01/11                  1,000,000                  1,013,130
Qwest Capital Funding, Inc.a
         7.250%            02/15/11                  750,000                    742,657
                                                                                1,755,787
Diversified Telecommunications Services-- 6.9%
Telefonica de Argentina SA
         11.875%           11/01/04                  500,000                    525,000
WorldCom, Inc.b
         8.250%            05/15/31                  1,000,000                  977,060
                                                                                1,502,060
Electric Utilities-- 8.9%
Calpine Corporation
         8.500%            02/15/11                  1,000,000                  960,420
TXU Corporation, Senior Note
         6.375%            06/15/06                  1,000,000                  991,630
                                                                                1,952,050
Food & Drug Retailing-- 6.0%
Shoppers Food Warehouse Corporation
         9.750%            06/15/04                  800,000                    840,512
Stater Brothers Holdings, Inc.
         10.750%           08/15/06                  500,000                    470,000
                                                                                1,310,512
Food Products -- 4.5%
Heinz (H.J.) Company
         6.625%            07/15/11                  1,000,000                  989,700
Healthcare Providers & Services-- 4.5%
Quest Diagnostics, Inc.
         6.750%            07/12/06                  1,000,000                  990,325
Hotels, Restaurants & Leisure-- 3.6%
MGM Mirage, Inc.
         8.500%            09/15/10                  750,000                    781,410
Media-- 4.5%
CSC Holdings, Inc.
         8.125%            08/15/09                  1,000,000                  989,870
Multiline Retail-- 3.6%
Kmart Corporation
         7.950%            02/01/23                  1,000,000                  795,000

Oil & Gas Exploration and Distribution-- 4.8%
Pemex Project Funding Master Trust
         9.125%            10/13/10                  $1,000,000                 $1,049,190
Total Corporate Bonds
(cost $14,000,565)                                                              13,898,439
Foreign Government Issue-- 3.3%
United Mexican States
(cost $652,080)
         9.875%            02/01/10                  650,000                    711,100
U.S. Government Securities-- 25.1%
U.S. Treasury Notes
         4.625%            02/28/03                  1,000,000                  1,006,410
         5.875%            11/15/04                  250,000                    258,553
         4.625%            05/15/06                  4,300,000                  4,240,875
Total U.S. Government Securities
(cost $5,550,822)                                                               5,505,838
PREFERRED STOCK-- 0.8%
Electric Utilities-- 0.8%
Calpine Capital Trust III
(cost $150,000)                                      3,000                      168,000
TIME DEPOSIT-- 4.8%
State Street Bank & Trust Company
(cost $1,066,000)
         3.250%            07/02/01                  1,066,000                  1,066,000
Total Investments-- 97.4%
(cost $21,419,467)*                                                             21,349,377
Other Assets Less Liabilities-- 2.6%                                            568,374
Net Assets-- 100.0%                                                             $21,917,751

a ________ Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At June 30, 2001, these securities aggregated $742,657 or 3.39% of the net assets of the fund.
b        Variable rate security
Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $199,906 and $269,996, respectively. Net unrealized depreciation for tax purposes is $70,090.


See notes to financial statements


Transamerica Premier Cash Reserve Fund
Portfolio Manager: Edward S. Han, Co-Manager: Heidi Y. Hu

Fund Performance
The Transamerica Premier Cash Reserve Fund's (Investor Class) total return for the six-month period ended June 30, 2001 was 2.56% comparing favorably to a return of 2.37% for the iMoneyNet Money Fund Report.

As of June 30, 2001, the seven-day current and effective yields were 3.86% and 3.93%, respectively. The Fund's average annual total return since inception (October 1995) through June 30, 2001 was 5.51% versus 5.02% for the iMoneyNet benchmark.

Manager Comments
The Fund's objective is to provide a high level of current income consistent with liquidity and the preservation of capital. Throughout the first half of 2001, the Fund continued to perform well relative to its peer group, despite a challenging interest rate environment caused by weakness in the U.S. economy. The year 2001 has exhibited a reversal of last year's economic strength with economic growth slowing sharply. This weakness was due in part to over-investment in certain sectors and higher energy prices, which resulted in higher unemployment and lower corporate profitability. Due to concerns that the economy was weakening, the Federal Reserve undertook one of the most aggressive easing of interest rates in its history by reducing the federal funds rate 275 basis points in the first half of 2001.
Portfolio Asset Mix


Going Forward
We expect the Federal Reserve to maintain its easing bias. The Fed has aggressively reduced interest rates to provide liquidity, to reduce the impact of higher energy costs, and to stimulate consumer demand. However, the full impact of the interest rate reductions enacted by the Fed in the first half of 2001 remains to be seen. In light of this economic uncertainty, the Fund will continue to invest in high quality companies to provide a high level of income, while preserving safety and liquidity.

Thank you for your continued investment in the Transamerica Premier Cash Reserve Fund.


Comparison of change in value of a $10,000 investment in Transamerica Premier Cash Reserve Fund with the iMoneynet Money Fund Report**

         Total Returns                      Average Annual Total Return
         As of June 30, 2001        One YearFive Years        Since Inception*
Investor Class                      5.93%            5.52%             5.51%
Class A                             5.56%            5.15%             5.14%
Class M                             5.30%            4.89%             4.88%
The iMoneyNet
Money Fund Report(TM)               5.36%            5.02%             5.02%


Investor Class ($13,610 at 6/30/01) Class A ($13,340 at 6/30/01) Class M
($13,149 at 6/30/01) iMoneyNet(TM) ($13,302 at 6/30/01)

         iMoneyNet(TM) (formerly the IBC's Money Fund Report(TM)) -- All Taxable, First Tier is a composite of taxable money market funds that meet the SEC's definition of first tier securities contained in Rule 2a-7 under the Investment Company Act of 1940. It does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
         An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although, the Fund seeks to preserve the value of your investment ~at $1.00 per share, it is possible to lose money by investing in the Fund.
         The seven-day current and effective yields were 3.86% and 3.93% for the Investor Class, 3.51% and 3.57% for Class A, and 3.26% and 3.31% for Class M, respectively, as of June 30, 2001.
         * ________ Investor Class -- October 2, 1995. Class A and Class M -- June 30, 1998; average annual returns are based on the October 2, 1995 commencement date for the Investor Class. ** Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through June 30, 2001.
         Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. Performance shown for Class A and Class M prior to June 30, 1998 is based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Transamerica Premier Cash Reserve Fund
Schedule of Investments-- June 30, 2001 (Unaudited)


                                            Principal                  Amortized
                                   Amount Cost
                                            Principal                  Amortized
                                   Amount Cost

COMMERCIAL PAPER -- DOMESTIC -- 85.7% Beverages -- 5.9% Anheuser-Busch
Companies, Inc.
         4.200%            07/12/01         $800,000                            $798,973
         3.550%            09/25/01         1,000,000                           991,520
Coca Cola Company
         4.700%            07/12/01         200,000                             199,713
         3.830%            07/23/01         700,000                             698,361
         3.840%            08/02/01         250,000                             249,147
         3.650%            08/16/01         740,000                             736,549
         3.600%            09/12/01         300,000                             297,810
         3.650%            10/11/01         500,000                             494,829
                                                                                4,466,902
Chemicals-- 2.7%
E. I. du Pont de Nemours and Company
         3.940%            07/11/01         500,000                             499,453
         4.160%            07/16/01         890,000                             888,457
         3.750%            08/10/01         700,000                             697,083
                                                                                2,084,993
Commercial Financial Services-- 14.7%
Asset Securitization Cooperative Corporationa
         4.000%            07/05/01         1,000,000                           999,556
         3.920%            07/11/01         1,250,000                           1,248,639
         3.740%            07/19/01         290,000                             289,458
         3.870%            07/27/01         500,000                             498,602
General Electric Capital Corporation
         3.980%            07/18/01         1,100,000                           1,097,932
         4.220%            07/18/01         500,000                             499,004
         4.700%            07/18/01         120,000                             119,734
         3.850%            08/16/01         922,000                             917,464
John Deere Capital Corporation
         3.620%            08/23/01         1,000,000                           994,670
         3.620%            08/24/01         1,400,000                           1,392,398
         3.600%            09/17/01         800,000                             793,760
Unilever Capital Corporation
         3.810%            07/23/01         2,400,000                           2,394,412
                                                                                11,245,629
Commercial Services & Supplies-- 2.3%
R.R. Donnelley & Sons Company
         3.950%            07/02/01         500,000                             499,945
         3.680%            08/06/01         1,300,000                           1,295,216
                                                                                1,795,161
Computers & Peripherals-- 4.7%
Hewlett-Packard Company
         4.150%            07/31/01         800,000                             797,234
         3.850%            08/06/01         700,000                             697,305
         3.950%            08/07/01         1,100,000                           1,095,534
IBM Corporation
         3.950%            07/03/01         1,000,000                           999,780
                                                                                3,589,853
Consumer Financial Services-- 12.4%
Ford Motor Credit Company
         3.990%            07/05/01         $1,000,000                          $999,557
         3.880%            07/30/01         700,000                             697,812
         3.950%            08/02/01         700,000                             697,542
Toyota Motor Credit Corporation
         4.000%            07/11/01         300,000                             299,667
         3.840%            07/26/01         1,000,000                           997,333
         3.840%            07/27/01         1,000,000                           997,227
         3.780%            08/03/01         1,000,000                           996,535
USAA Capital Corporation
         4.080%            07/09/01         500,000                             499,547
         3.790%            08/13/01         350,000                             348,415
         3.850%            02/04/02         1,000,000                           976,686
         3.900%            02/05/02         1,000,000                           976,275
         3.900%            02/08/02         1,000,000                           975,950
                                                                                9,462,546
Diversified Financials-- 4.8%
Goldman Sachs Group LP
         4.590%            07/10/01         1,000,000                           998,852
         4.630%            07/17/01         1,500,000                           1,496,913
         4.220%            07/24/01         650,000                             648,248
         4.300%            10/01/01         500,000                             494,506
                                                                                3,638,519
Electric Utilities-- 3.1%
Duke Energy Corporation
         3.970%            07/13/01         400,000                             399,471
         3.890%            07/19/01         990,000                             988,074
         3.830%            07/25/01         1,000,000                           997,447
                                                                                2,384,992
Financial Services-- 14.5%
Caterpillar Financial Services Corporation
         3.650%            08/16/01         850,000                             846,036
Caterpillar, Inc.
         3.650%            09/06/01         290,000                             288,030
Ciesco LP
         4.220%            07/06/01         1,000,000                           999,414
         3.930%            07/13/01         500,000                             499,345
         3.800%            08/02/01         400,000                             398,649
         3.800%            08/10/01         1,800,000                           1,792,400
Corporate Asset Funding Corporation
         3.650%            08/08/01         1,000,000                           996,147
         3.630%            08/10/01         800,000                             796,774
Delaware Funding Corporation
         3.920%            07/16/01         600,000                             599,020
         3.950%            07/20/01         500,000                             498,958
         3.800%            08/15/01         1,025,000                           1,020,131
Receivables Capital Corporation
         3.990%            07/02/01         400,000                             399,956
         3.960%            07/09/01         400,000                             399,648
         3.980%            07/13/01         500,000                             499,337
         4.050%            07/20/01         360,000                             359,230
         3.760%            09/14/01         700,000                             694,516
                                                                                11,087,591

Food & Drug Retailing-- 1.0%
Walgreen Company
         3.720%            08/22/01         $800,000                            $795,701
Food Products-- 2.4%
Hershey Foods Corporation
         3.870%            07/13/01         1,800,000                           1,797,678
Industrial Conglomerates-- 0.9%
Minnesota Mining & Manufacturing Company
         3.630%            08/14/01         700,000                             696,894
Insurance-- 0.7%
AIG Funding, Inc.
         3.890%            07/12/01         500,000                             499,406
Leisure Equipment & Products-- 1.2%
Eastman Kodak Company
         4.680%            07/13/01         900,000                             898,596
Media-- 8.7%
Gannett Company, Inc.
         3.950%            07/02/01         370,000                             369,959
         3.950%            07/09/01         920,000                             919,193
         3.980%            07/12/01         370,000                             369,550
         3.950%            07/17/01         2,000,000                           1,996,489
The Walt Disney Company
         3.950%            07/16/01         290,000                             289,523
         4.140%            07/31/01         275,000                             274,051
         3.630%            08/07/01         500,000                             498,135
         4.140%            08/07/01         300,000                             298,723
         4.720%            08/07/01         500,000                             497,574
         3.850%            08/23/01         150,000                             149,150
         3.900%            09/07/01         408,000                             404,994
         4.100%            09/11/01         550,000                             545,490
                                                                                6,612,831
Multiline Retail-- 0.5%
Wal-Mart Stores, Inc.
         3.830%            07/24/01         400,000                             399,021
Paper & Forest Products-- 1.1%
Kimberly-Clark Corporation
         3.980%            07/17/01         445,000                             444,213
         3.910%            07/26/01         410,000                             408,887
                                                                                853,100
Personal Products -- 4.1%
Gillette Company
         4.240%            07/20/01         1,000,000                           997,762
         3.820%            08/21/01         465,000                             462,484
         4.700%            08/21/01         650,000                             645,672
         4.750%            08/21/01         1,000,000                           993,271
                                                                                3,099,189
Total Commercial Paper -- Domestic
(amortized cost $65,408,602)                                                    $65,408,602

COMMERCIAL PAPER -- FOREIGN -- 6.9% Banks -- 3.7% Canadian Imperial Bank of
Commerce
         3.760%            08/14/01         $        650,000                    $650,000
         3.810%            08/20/01         1,200,000                           1,200,000
Toronto Dominion Holdings
         3.950%            08/14/01         1,000,000                           995,172
                                                                                2,845,172
Food Products -- 3.2%
Canadian Wheat Board
         3.900%            08/10/01         1,000,000                           995,667
         3.510%            10/23/01         450,000                             444,998
         3.620%            12/18/01         1,000,000                           982,906
                                                                                2,423,571
Total Commercial Paper -- Foreign
(amortized cost $5,268,743)                                                     5,268,743
SHORT TERM NOTES-- 6.6%
Commercial Financial Services-- 0.7%
General Electric Capital Corporation
         5.500%            04/15/02         500,000                             504,611
Drugs & Health Care-- 2.6%
Merck & Company, Inc.
         5.100%            02/22/02         2,000,000                           2,000,000
Pharmaceuticals-- 2.6%
Eli Lilly and Company
         5.700%            03/22/02         2,000,000                           2,001,938
Wireless Telecommunications Services-- 0.7%
SBC Communications, Inc.
         4.250%            06/05/02         500,000                             500,000
Total Short Term Notes
(amortized cost $5,006,549)                                                     5,006,549
U.S. GOVERNMENT SECURITIES-- 0.6%
Federal Home Loan Mortgage Corporation
(amortized cost $489,993)
         4.560%            12/06/01         500,000                             489,993
TIME DEPOSIT -- 0.2% State Street Bank & Trust Company (amortized cost $112,000)
         3.250%            07/02/01         112,000                             112,000
Total Investments-- 100.0%
(amortized cost $76,285,887)                                                    76,285,887
Other Assets Less Liabilities-- 0.0%                                            1,775
Net Assets-- 100.0%                                                             $76,287,662

a        Variable rate security

See notes to financial statements


Statements of Assets and Liabilities
June 30, 2001 (Unaudited)

               TransamericaTransamerica           TransamericaTransamerica Transamerica TransamericaTransamerica
Transamerica   TransamericaPremier    Premier     Premier     Premier      Premier      Premier     Premier
Premier        Premier     Aggressive Small CompanyEquity     Value        Index        Balanced    High Yield     Bond
Cash Reserve   Growth Fund Fund       Fund        Fund        Fund         Fund         Bond Fund   Fund           Fund
Assets
Investments, at cost
$129,542,812    $170,189,386    $151,961,098 $11,739,048  $39,876,186 $131,648,048     $97,682,576   $21,419,467 $76,285,887

Investments, at value
$133,582,312    $144,737,785    $179,644,800  $13,651,090  $47,002,579  $142,237,819    $92,629,748  $21,349,377    $76,285,887
Cash           800         570        656         48,821      821          771          122         119            704
Receivables:
   Dividends and
    Interest   17,698      27,084     57,033      1,278       31,800       987,697      1,954,010   363,437     81,991
   Variation margin
       --       --          --          --         14,100      --           --          --             --
   Securities sold         609,230   --           --         --            2,902        1,029,826   1,483,199
1,033,180      --
   Fund shares sold        106,533    5,303,696   25,101      5,061        28,427       674,917     24,237
204,636        268,291
   Reimbursement
   from adviser1           9,931      2,077        6,173      12,797       39,971       6,257       6,479
13,081         41,386
Prepaid expenses
and other assets           3,649      5,623        7,621      190          2,484        4,037       1,374          2,779
7,601
               $134,340,153$150,076,835           $179,741,384$13,719,237  $47,123,084  $144,941,324$96,099,169
$22,966,609    $76,685,860
Liabilities
Payables:
   Securities purchased266,362--                 ----         83,353       1,002,673    1,591,542   998,600       --
Fund shares
   redeemed    27,428      93,611     267,733    --5,878      176,693      3,191        3,962       298,174
   Advisory fees           92,749     103,285     126,463     8,281        11,668       88,481      42,767
10,759         21,786
   Directors' fees         2,801      3,955        3,581      168          606          1,014       776            184
1,436
   Distribution fees       27,703     30,693      37,603      2,908        4,376        29,742      347            4,563
1,054
Other accrued expenses134,838  161,440            145,805     22,599       58,673       49,923      37,807
30,790         75,748
               551,881     392,984    581,185     33,956      164,554      1,348,526    1,676,430   1,048,858
398,198
Total Net Assets           $133,788,272           $149,683,851$179,160,199 $13,685,281  $46,958,530 $143,592,798
$94,422,739    $21,917,751 $76,287,662

Net Assets Consist Of:
Paid in capital            $142,089,115           $193,588,254$149,202,052 $11,785,476  $40,404,920 $130,939,680
$112,260,101   $21,818,641 $76,287,662
Undistributed net investment
income (loss)  (471,916)   (826,806)  (1,038,528) (58,230)    277,334      1,272,508   --          --             --
Accumulated net realized gain
 (loss) on investments and
futures transactions       (11,868,427)           (17,625,996)3,312,973    45,993       (681,917)   790,839
(12,784,534)   169,200    --
Net unrealized appreciation
(depreciation) of investments
and futures contracts      4,039,500  (25,451,601)27,683,702  1,912,042    6,958,193    10,589,771  (5,052,828)
(70,090)      --
Total Net Assets           $133,788,272           $149,683,851$179,160,199 $13,685,281  $46,958,530 $143,592,798
$94,422,739    $21,917,751 $76,287,662

Investor Class
Net Assets     $131,819,683$148,136,931           $177,283,904$12,968,538  $45,394,380  $142,449,645$1,636,439
$21,439,937    $73,448,329
Shares Outstanding         8,006,978  9,317,601   9,602,078   1,059,277    2,587,384    7,153,973   201,274
2,130,482      73,448,329

Net Asset Value, Offering Price
and Redemption Price Per Share$16.46  $15.90      $18.46      $            12.24        $17.54      $19.91         $8.13
$10.06         $1.00

Institutional Class
Net Assets     $--         $  --      $--         $--         $--          $--          $92,786,300 $--            $--
Shares Outstanding        --  --     --          ----        --            11,469,705  --          --

Net Asset Value, Offering Price
 and Redemption Price Per Share
               $          --   $--    $--         $--         $--          $--          $8.09       $--            $--

Class A
Net Assets     $605,341    $582,943   $599,191    $245,735    $673,573     $365,516     $--         $278,826
$1,694,182
Shares Outstanding         36,945     36,935      32,744      20,127       38,476       18,416     --
27,721         1,694,182

Net Asset Value and Redemption
Price Per Share            $16.38     $15.78      $18.30      $            12.21        $17.51      $19.85         $--
$10.06         $1.00

Maximum Sales Charge5.25%  5.25%      5.25%       5.25%       5.25%        5.25%                    4.75%
Maximum Offering
Price Per Share            $17.29     $16.65      $19.31      $            12.89        $18.48      $20.95         $--
$10.56         $--

Class M
Net Assets     $1,363,248  $963,977   $1,277,104  $471,008    $890,577     $777,637     $--         $198,988
$1,145,151
Shares Outstanding         83,946     61,650      70,413      38,798       50,894       39,219     --
19,750         1,145,151

 Net Asset Value and Redemption
Price Per Share            $16.24     $15.64      $18.14      $            12.14        $17.50      $19.83         $--
$10.08         $1.00

Maximum Sales Charge1.00%  1.00%      1.00%       1.00%       1.00%        1.00%                    1.00%
Maximum Offering
Price Per Share            $16.40     $15.80      $18.32      $12.26       $17.68       $20.03      $--
$10.18         $          --

See notes to financial statements

Statements of Operations
For the six months ended June 30, 2001 (Unaudited)

               TransamericaTransamerica           TransamericaTransamerica Transamerica TransamericaTransamerica
Transamerica   TransamericaPremier    Premier     Premier     Premier      Premier      Premier     Premier
Premier        Premier     Aggressive Small CompanyEquity     Value        Index        Balanced    High Yield     Bond
Cash Reserve   Growth Fund Fund       Fund        Fund        Fund         Fund         Bond Fund   Fund           Fund
Investment Income
Interest income            $   413,602            $200,793    $            104,153      $           10,232         $
77,089         $           1,697,678  $           4,218,904   $            737,014      $1,987,300
Dividend income            136,546*   103,158     262,360     12,383       260,688*     327,181     253,750        3,750
--
Total Income   550,148     303,951    366,513     22,615      337,777      2,024,859    4,472,654   740,764
1,987,300
Expenses
Investment adviser fee     619,106    685,471     890,099     50,049       69,402       480,163     253,230
63,142         130,203
Transfer agent fees:
               Investor class  165,797            143,741     141,709      20,002       58,217      42,200
17,057         26,439      84,443
               Institutional class   --          ----        --           --           --           14,400        --
--
               Class A     12,196     11,616      11,977      11,938       11,914       11,954     --
12,935         11,249
               Class M     13,523     12,921      13,263      13,058       13,085       13,057     --
13,518         12,891
Distribution fees:
               Investor class  179,801            199,808     259,532      15,877       22,431      158,747        2,332
25,758        --
               Class A     1,167      1,076       1,113       433          1,216        637        --              505
2,671
               Class M     3,493      2,479       3,520       1,192        2,136        2,044      --              455
3,267
Custodian fees 49,793      59,956     52,208      17,843      54,381       29,759       24,861      17,914
41,146
Registration fees          19,600     39,022      22,018      13,975       15,331       23,905      7,330
12,693         21,176
Audit fees     11,180      13,638     16,278      907         3,358        8,307        6,160       1,491          6,367
Printing       8,596       10,561     11,648      1,009       2,182        5,293        3,973       931            4,442
Directors' fees and
expenses       4,274       5,324                  6,100       331          1,233        3,056       2,287          540
2,366
Other expenses 4,779       5,799                  5,742       293          2,923        2,975       2,094          473
2,324
Total expenses
before waiver
and reimbursement          1,093,305  1,191,412   1,435,207   146,907      257,809      782,097     333,724
176,794        322,545
Reimbursed expenses
and waived fees            (71,241)   (60,655)    (30,166)    (66,062)     (197,366)    (30,498)    (32,346)
(39,707)       (223,667)
Net Expenses   1,022,064   1,130,757  1,405,041   80,845      60,443       751,599      301,378     137,087
98,878
Net Investment
Income (Loss)  (471,916)   (826,806)  (1,038,528) (58,230)    277,334      1,273,260    4,171,276   603,677
1,888,422
Net Realized and
Unrealized
Gain (Loss) on Investments
Net realized gain
 (loss) on investments
and futures contracts      (17,925,545)           (22,969,101)3,507,189    5,062        (489,950)   564,264
(7,460,446)    353,230    --
Change in net unrealized
appreciation (depreciation) of
investments and futures contracts
               (7,054,748) (29,532,299)           (28,900,400)151,066      (3,077,530)  (2,906,797) 4,911,933
48,797        --
Net Realized and Unrealized
Gain (Loss) on Investments
               (24,980,293)(52,501,400)           (25,393,211)156,128      (3,567,480)  (2,342,533) (2,548,513)
402,027       --
Net Increase (Decrease)
in Net Assets Resulting
From Operations            $(25,452,209)          $(53,328,206)            $(26,431,739)$           97,898
$(3,290,146)   $(1,069,273)$1,622,763 $1,005,704  $1,888,422

Net of foreign withholding taxes, the amounts that were withheld in the Aggressive Growth and Index Funds were $5,032 and $1,390, respectively.

See notes to financial statements


Statements of Changes in Net Assets
                               Transamerica Premier                                     Transamerica Premier
Transamerica Premier                               Aggressive Growth Fund                           Small Company Fund
Equity Fund
                               Period Ended       Year Ended  Period Ended Year Ended   Period EndedYear Ended
June 30, 2001  December 31,June 30, 2001          December 31,June 30, 2001December 31,
(Unaudited)    2000        (Unaudited)            2000        (Unaudited)  2000
Decrease in Net Assets
Operations
Net investment loss                   $(471,916)  $(2,667,781)             $(826,806)   $(3,966,809)$(1,038,528)
$(3,228,099)
Net realized gain (loss) on
 investments and futures transactions             (17,925,545)53,135,727   (22,969,101) 85,735,990  3,507,189
64,082,388
Net change in unrealized
depreciation of investments           (7,054,748) (90,870,847)(29,532,299) (172,699,645)(28,900,400)(101,152,971)
Net decrease in net assets resulting
 from operations                      (25,452,209)(40,402,901)(53,328,206) (90,930,464) (26,431,739)(40,298,682)
Dividends/Distributions to Shareholders Net investment income:
               Investor class                    ----        --           --           --          --
               Institutional class                --         --           --           --          --             --
                           Class A   --          ----        --           --           --
                           Class M   --          ----        --           --           --
               Net realized gains:
                           Investor class        --(65,525,919)           --            (84,884,391)--
(66,887,643)
                           Institutional class-- ----        --           --           --
                           Class A   --           (267,298)  --            (260,134)   --           (191,490)
                           Class M   --           (388,559)  --            (325,449)   --           (317,169)
Net decrease in net assets resulting from distributions      --            (66,181,776)--           (85,469,974)  --
(67,396,302)
Fund Share Transactions        (14,574,241)       42,307,324  (23,959,725) 56,379,497   (38,112,720)26,746,775
Net decrease in net assets     (40,026,450)       (64,277,353)(77,287,931) (120,020,941)(64,544,459)(80,948,209)
Net Assets
Beginning of period                   173,814,722 238,092,075 226,971,782  346,992,723  243,704,658 324,652,867
End of period1                 $133,788,272       $173,814,722$149,683,851 $226,971,782 $179,160,199$243,704,658

1Includes undistributed net investment
 loss of:                      $(471,916)         $--         $(826,806)   $--          $(1,038,528)$--

See notes to financial statements

Statements of Changes in Net Assets (continued)
                           Transamerica Premier   Transamerica Premier     Transamerica Premier
                           Value Fund             Index Fund               Balanced Fund
                           Period Ended           Year Ended  Period Ended Year Ended   Period EndedYear Ended
June 30, 2001  December 31,June 30, 2001          December 31,June 30, 2001December 31,
(Unaudited)    2000        (Unaudited)            2000        (Unaudited)  2000
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)   $      (58,230)    $(95,790)   $            277,334      $785,180    $1,273,260
$1,484,867
Net realized gain (loss) on investments and futures transactions
                           5,062                  704,196     (489,950)    354,351      564,264     8,512,840
Net change in unrealized appreciation (depreciation) of investments
                           151,066    380,969     (3,077,530) (5,851,981)  (2,906,797)  (4,720,692)
Net increase (decrease) in net assets resulting from operations
                           97,898     989,375     (3,290,146) (4,712,450)  (1,069,273)  5,277,015
Dividends/Distributions to Shareholders Net investment income:
               Investor class        --          ----         (767,146)   --            (1,476,086)
               Institutional class               ----        --           --           --          --
               Class A        --     --          --(10,034)  --            (4,243)
               Class M        --     --          --(8,026)   --            (5,147)
Net realized gains:
               Investor class        --           (453,210)  --            (756,201)   --           (9,587,499)
               Institutional class               ----        --           --           --          --
               Class A        --      (8,746)    --(11,479)  --            (36,680)
               Class M        --      (13,046)   --(11,390)  --            (60,950)
Net decrease in net assets resulting from distributions
                              --      (475,002)  --(1,564,276)            --            (11,170,605)
Fund Share Transactions      690,355   2,967,621  2,538,311   2,925,586    36,496,767   49,131,709
Net increase (decrease) in net assets             788,253     3,481,994    (751,835)    (3,351,140) 35,427,494
43,238,119
Net Assets
Beginning of period                    12,897,028 9,415,034   47,710,365   51,061,505   108,165,304 64,927,185
End of period1               $13,685,281          $12,897,028 $46,958,530  $47,710,365  $143,592,798$108,165,304

1Includes undistributed net investment income (loss) of:
                           $   (58,230)           $--         $            277,334      $--         $1,272,508
$(752)

See notes to financial statements

Statements of Changes in Net Assets (concluded)
                           Transamerica Premier   Transamerica Premier     Transamerica Premier
                           High Yield Bond Fund   Bond Fund                Cash Reserve Fund
                           Period Ended           Year Ended  Period Ended Year Ended   Period EndedYear Ended
June 30, 2001  December 31,June 30, 2001          December 31,June 30, 2001December 31,~
(Unaudited)    2000        (Unaudited)            2000        (Unaudited)  2000
Increase (Decrease) in Net Assets
Operations
Net investment income      $4,171,276 $7,672,250  $603,677    $1,144,982   $1,888,422   $9,018,280
Net realized gain (loss) on investments and futures transactions
                           (7,460,446)            (2,721,804) 353,230      (15,774)    --          --
Net change in unrealized appreciation (depreciation) of investments
                           4,911,933  (6,694,980) 48,797      268,978     --           --
Net increase (decrease) in net assets resulting from operations
                           1,622,763  (1,744,534) 1,005,704   1,398,186    1,888,422    9,018,280
Dividends/Distributions to Shareholders Net investment income:
          Investor class       (82,764)           (146,784)   (598,785)    (1,126,985)  (1,828,512) (8,915,052)
          Institutional class  (4,152,432)(7,523,343)        --           --           --          --
          Class A             --     --           (8,229)     (12,563)     (36,194)     (82,857)
          Class M             --     --           (4,278)     (5,336)      (23,716)     (20,371)
       Net realized gains:
          Investor class      --     --          ----        --           --
          Institutional class --     --          ----        --           --
          Class A             --     --          ----        --           --
          Class M             --     --          ----        --           --
Net decrease in net assets resulting from distributions
                           (4,235,196) (7,670,127) (611,292)  (1,144,884)  (1,888,422)  (9,018,280)
Fund Share Transactions    10,043,558  17,637,535 940,018     3,314,205    (61,873,543) (28,062,424)
Net increase (decrease) in net assets  7,431,125  8,222,874   1,334,430    3,567,507    (61,873,543)(28,062,424)
Net Assets
Beginning of period            86,991,614         78,768,740  20,583,321   17,015,814   138,161,205 166,223,629
End of period1             $94,422,739            $86,991,614 $21,917,751  $20,583,321  $76,287,662 $138,161,205

1Includes undistributed net investment income of:
                           $  --      $63,920     $--         $7,615       $--          $--

See notes to financial statements


Financial Highlights
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.
                                                  Transamerica Premier Aggressive Growth Fund
                                 Investor Class
                                                  Period EndedYear Ended   Year Ended   Year Ended  Period Ended~
June 30, 2001  December 31,December 31,           December 31,December 31,~
(Unaudited)    2000        19991998   1997*
Net Asset Value
Beginning of period                                           $19.24       $33.55       $22.42      $12.18
$10.00
Operations
Net investment loss1                              (0.05)a     (0.39)a      (0.33)a      (0.04)      (0.03)
Net realized and unrealized gain (loss) on investments                                  (2.73)      (4.35)         12.37
10.28          2.21
Total from investment operations                              (2.78)       (4.74)       12.04       10.24          2.18
Dividends/Distributions to Shareholders
Net investment income                            ----        --           --           --
Net realized gains on investments                            --            (9.57)       (0.91)     --             --
Total dividends/distributions                     --          (9.57)       (0.91)      --          --
Net Asset Value
End of period                                      $16.46     $19.24       $33.55       $22.42      $12.18

Total Return2                                     (14.45%)    (18.60%)     54.25%       84.07%      21.80%

Ratios and Supplemental Data Expenses to average net assets:
               After reimbursement/fee waiver                 1.40%+       1.32%        1.39%       1.40%
1.40%+
               Before reimbursement/fee waiver                1.45%+       1.32%        1.39%       1.60%
2.08%+
Net investment loss, after reimbursement/fee waiver                                     (0.64%)+    (1.14%)
(1.30%)        (0.92%)     (0.59%)+
Portfolio turnover rate                           43%         65%          80%          32%         17%
Net assets, end of period (in thousands)                                   $131,820     $171,901    $236,741
$177,493       $12,780

+              Annualized
* ______________ Inception (Investor Class) -- June 30, 1997; fund commenced operations on July 1, 1997. 1 Net investment loss is after waiver of fees by the
Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.06), $(0.39),
$(0.33), $(0.05) and $(0.06) for the periods ended June 30, 2001 and December
31, 2000, 1999, 1998 and 1997, respectively.
2 ______________ Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. a Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.
See notes to financial statements

Financial Highlights (continued)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                  Transamerica Premier Small Company Fund
                                 Investor Class
                                                  Period EndedYear Ended   Year Ended   Year Ended  Period Ended~
June 30, 2001  December 31,December 31,           December 31,December 31,~
(Unaudited)    2000        19991998   1997*
Net Asset Value
Beginning of period                                           $20.82       $38.95       $21.99      $12.49
$10.00
Operations
Net investment loss1                              (0.08)a     (0.44)a      (0.29)a      (0.02)      (0.02)
Net realized and unrealized gain (loss) on investments                                  (4.84)      (7.70)         20.29
9.93           2.51
Total from investment operations                              (4.92)       (8.14)       20.00       9.91           2.49
Dividends/Distributions to Shareholders
Net investment income                            ----        --           --           --
Net realized gains on investments                            --            (9.99)       (3.04)      (0.41)        --
Total dividends/distributions                     --          (9.99)       (3.04)       (0.41)     --
Net Asset Value
End of period                                      $15.90     $20.82       $38.95       $21.99      $12.49

Total Return2                                     (23.63%)    (26.00%)     93.99%       80.27%      24.90%

Ratios and Supplemental Data Expenses to average net assets:
               After reimbursement/fee waiver                 1.40%+       1.26%        1.34%       1.40%
1.40%+
               Before reimbursement/fee waiver                1.44%+       1.26%        1.34%       1.59%
2.12%+
Net investment loss, after reimbursement/fee waiver                                     (1.02%)+    (1.11%)
(1.09%)        (0.67%)     (0.43%)+
Portfolio turnover rate                           34%         78%          50%          26%         74%
Net assets, end of period (in thousands)                                   $148,137     $224,934    $345,341
$209,388       $11,122

+              Annualized
* ______________ Inception (Investor Class) -- June 30, 1997; fund commenced operations on July 1, 1997. 1 Net investment loss is after waiver of fees by the
Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.09), $(0.44),
$(0.29), $(0.03) and $(0.06) for the periods ended June 30, 2001 and December
31, 2000, 1999, 1998 and 1997, respectively.
2 ______________ Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. a Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.
See notes to financial statements


                                                  Transamerica Premier Equity Fund
                                 Investor Class
                                                  Period EndedYear Ended   Year Ended   Year Ended  Year Ended     Year
Ended~                                            June 30, 2001            December 31, December 31,December 31,
December 31,   December 31,~                                  (Unaudited)  2000         1999        1998           1997
1996
Net Asset Value
Beginning of period                                           $20.77       $31.96       $24.78      $18.53
$12.65         $9.82
Operations
Net investment loss1                              (0.11)      (0.34)a      (0.29)a      (0.15)      (0.04)
(0.06)
Net realized and unrealized gain (loss) on investments                                  (2.20)      (3.42)         8.40
6.42           6.05        2.91
Total from investment operations                              (2.31)       (3.76)       8.11        6.27           6.01
2.85
Dividends/Distributions to Shareholders
Net investment income                            ----        --           --           --           (0.02)
Net realized gains on investments                            --            (7.43)       (0.93)      (0.02)
(0.13)        --
Total dividends/distributions                     --          (7.43)       (0.93)       (0.02)      (0.13)
(0.02)
Net Asset Value
End of period                                      $18.46     $20.77       $31.96       $24.78      $18.53
$12.65

Total Return2                                     (11.12%)    (13.81%)     33.26%       33.85%      47.51%
29.07%

Ratios and Supplemental Data Expenses to average net assets:
               After reimbursement/fee waiver                 1.34%+       1.26%        1.30%       1.42%          1.49%
1.50%
               Before reimbursement/fee waiver                1.34%+       1.26%        1.30%       1.42%          1.51%
1.95%
Net investment loss, after reimbursement/fee waiver                                     (0.99%)+    (1.07%)
(1.07%)        (0.96%)     (0.71%)    (0.66%)
Portfolio turnover rate                           24%         40%          42%          59%         13%            60%
Net assets, end of period (in thousands)                                   $177,284     $241,814    $323,538
$290,318       $111,567    $30,454

+              Annualized
1 ______________ Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.11), $(0.34), $(0.29), $(0.15),
$(0.04) and $(0.10) for the periods ended June 30, 2001 and December 31, 2000,
1999, 1998, 1997 and 1996, respectively. 2 Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.
a ______________ Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.


See notes to financial statements


Financial Highlights (continued)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                  Transamerica Premier Value Fund
                                 Investor Class
                                                  Period EndedYear Ended   Year Ended   Period Ended
June 30, 2001  December 31,December 31,           December 31,~
(Unaudited)    2000        19991998*
Net Asset Value
Beginning of period                                $          12.12        $11.37       $10.59      $10.00
Operations
Net investment income (loss)1                                 (0.05)       (0.10)a      (0.10)a    --
Net realized and unrealized gain on investments               0.17         1.32         0.88        0.62
Total from investment operations                                           0.12         1.22        0.78           0.62
Dividends/Distributions to Shareholders
Net investment income                             --         --           --            (0.03)
Net realized gains on investments                                         --            (0.47)     --             --
Total dividends/distributions                                --            (0.47)      --           (0.03)
Net Asset Value
End of period                                      $12.24     $12.12       $11.37       $10.59

Total Return2                                      0.99%      10.72%       7.37%        6.19%

Ratios and Supplemental Data Expenses to average net assets:
               After reimbursement/fee waiver                 1.20%+       1.20%        1.20%       1.20%+
               Before reimbursement/fee waiver                1.72%+       1.82%        1.96%       2.21%+
Net investment loss, after reimbursement/fee waiver                                     (0.86%)+    (0.82%)
(0.90%)        (0.04%)+
Portfolio turnover rate                            32%        52%          87%          72%
Net assets, end of period (in thousands)                                   $12,969      $12,311     $9,256
$9,111

+              Annualized
* ______________ Inception (Investor Class) -- March 31, 1998; fund commenced operations on April 1, 1998. 1 Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2).
If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.08), $(0.18),
$(0.18) and $(0.08) for the periods ended June 30, 2001 and December 31, 2000,
1999 and 1998, respectively.
2 ______________ Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. a Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.



See notes to financial statements

                                                  Transamerica Premier Index Fund
                                 Investor Class
                                                  Period EndedYear Ended   Year Ended   Year Ended  Year Ended     Year
Ended                                              June 30, 2001           December 31, December 31,December 31,
December 31,   December 31,                        (Unaudited)             2000         1999        1998           1997
1996
Net Asset Value
Beginning of period                                $          18.81        $21.39       $18.63      $15.49
$11.96         $10.59
Operations
Net investment income1                            0.11        0.33a        0.34a        0.37        0.32           0.27
Net realized and unrealized gain (loss) on investments                                  (1.38)      (2.27)         3.47
3.98           3.60        2.06
Total from investment operations                              (1.27)       (1.94)       3.81        4.35           3.92
2.33
Dividends/Distributions to Shareholders
Net investment income                            --(0.32)     (0.30)       (0.37)       (0.32)      (0.33)
Net realized gains on investments                            --            (0.32)       (0.75)      (0.84)
(0.07)         (0.63)
Total dividends/distributions                     --          (0.64)       (1.05)       (1.21)      (0.39)
(0.96)
Net Asset Value
End of period                                     $17.54      $18.81       $21.39       $18.63      $15.49
$11.96

Total Return2                                     (6.75%)     (9.15%)      20.65%       28.45%      33.14%
22.33%

Ratios and Supplemental Data Expenses to average net assets:
               After reimbursement/fee waiver                 0.25%+       0.25%        0.25%       0.25%          0.25%
0.35%
               Before reimbursement/fee waiver                0.97%+       0.92%        0.99%       1.14%          1.57%
2.29%
Net investment income, after reimbursement/fee waiver                      1.21%+       1.58%       1.67%          2.26%
2.31%          2.48%
Portfolio turnover rate                           4%          18%          22%          32%         11%            94%
Net assets, end of period (in thousands)                      $45,394      $46,309      $50,374     $36,342
$23,992        $10,814

+              Annualized
1 ______________ Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.04, $0.19, $0.19, $0.22, $0.14 and $0.06 for the periods ended June 30, 2001 and December 31, 2000, 1999, 1998, 1997 and 1996, respectively.
2 ______________ Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. a Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements


Financial Highlights (continued)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.



                                                  Transamerica Premier Balanced Fund
                                 Investor Class
                                                  Period EndedYear Ended   Year Ended   Year Ended  Year Ended     Year
Ended                                              June 30, 2001           December 31, December 31,December 31,
December 31,   December 31,                        (Unaudited)             2000         1999        1998           1997
1996
Net Asset Value
Beginning of period                                $          20.09        $20.50       $19.24      $15.54
$11.57         $10.23
Operations
Net investment income1                            0.18        0.42a        0.35a        0.23        0.11           0.14
Net realized and unrealized gain (loss) on investments                                  (0.36)      1.59           2.43
4.31           3.97        1.40
Total from investment operations                              (0.18)       2.01         2.78        4.54           4.08
1.54
Dividends/Distributions to Shareholders
Net investment income                            --(0.28)     (0.37)       (0.22)       (0.11)      (0.20)
Net realized gains on investments                            --            (2.14)       (1.15)      (0.62)        --
--
Total dividends/distributions                     --          (2.42)       (1.52)       (0.84)      (0.11)
(0.20)
Net Asset Value
End of period                                      $19.91     $20.09       $20.50       $19.24      $15.54
$11.57

Total Return2                                     (0.90%)     9.89%        14.81%       29.30%      35.38%
15.28%

Ratios and Supplemental Data Expenses to average net assets:
               After reimbursement/fee waiver                 1.17%+       1.24%        1.31%       1.43%          1.45%
1.45%
               Before reimbursement/fee waiver                1.17%+       1.24%        1.31%       1.43%          1.62%
1.94%
Net investment income, after reimbursement/fee waiver                                   1.99%+      1.89%          1.76%
1.60%          0.83%       1.34%
Portfolio turnover rate                           41%         96%          61%          32%         23%            19%
Net assets, end of period (in thousands)                      $142,450     $107,140     $64,448     $61,920
$26,799        $16,041

+              Annualized
1 ______________ Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the
Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.18, $0.42, $0.35, $0.23,
$0.09 and $0.09 for the periods ended June 30, 2001 and December 31, 2000, 1999,
1998, 1997 and 1996, respectively.
2 ______________ Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. a Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.


See notes to financial statements

                                                  Transamerica Premier High Yield Bond Fund
                                 Investor Class
                                                  Period EndedYear Ended   Year Ended   Period Ended~
June 30, 2001  December 31,December 31,           December 31,~
(Unaudited)    2000        19991998*
Net Asset Value
Beginning of period                                           $8.35        $9.29        $9.63       $10.00
Operations
Net investment income1                             0.36       0.77         0.79         0.73
Net realized and unrealized loss on investments               (0.21)       (0.93)       (0.27)      (0.68)
Total from investment operations                                           0.15         (0.16)      0.52           0.05
Dividends/Distributions to Shareholders
Net investment income                              (0.37)     (0.78)       (0.86)       (0.41)
Net realized gains on investments                                         --           --          --
(0.01)
Total dividends/distributions                                 (0.37)       (0.78)       (0.86)      (0.42)
Net Asset Value
End of period                                      $8.13      $8.35        $9.29        $9.63

Total Return2                                      1.74%      (2.01%)      5.43%        0.58%

Ratios and Supplemental Data Expenses to average net assets:
               After reimbursement/fee waiver                 0.90%+       0.90%        0.90%       0.90%+
               Before reimbursement/fee waiver                3.41%+       3.54%        3.60%       6.50%+
Net investment income, after reimbursement/fee waiver                      8.81%+       8.67%       8.94%
23.97%+
Portfolio turnover rate                            70%        57%          30%          22%
Net assets, end of period (in thousands)                                   $1,636       $1,607      $1,610
$1,402

+              Annualized
* ______________ Inception (Investor Class) -- June 30, 1998; fund commenced operations on July 1, 1998. 1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2).
If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.26, $0.55, $0.55 and $0.56 for the periods ended June 30, 2001 and December 31, 2000, 1999 and
1998, respectively.
2              ________ Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.


See notes to financial statements

Financial Highlights (continued)
The following table includes selected data for a share outstanding throughout each period and other performance
                                      information derived from the financial statements.><          Transamerica
                                      Premier Bond Fund
                                      Investor Class
                                      Period EndedYear Ended  Year Ended   Year Ended   Year Ended  Year Ended
June 30, 2001  December 31,December 31,           December 31,December 31, December 31,
(Unaudited)    2000        19991998   1997        1996
Net Asset Value
Beginning of period                               $9.87       $            9.73         $10.41      $10.19         $9.86
$10.37
Operations
Net investment income1                0.29        0.62        0.58         0.61         0.62        0.56
Net realized and unrealized gain (loss) on investments        0.19         0.14         (0.60)      0.33           0.33
(0.46)
Total from investment operations                   0.48       0.76         (0.02)       0.94        0.95           0.10
Dividends/Distributions to Shareholders
Net investment income                 (0.29)      (0.62)      (0.59)       (0.61)       (0.62)      (0.61)
Net realized gains on investments                 --         --            (0.07)       (0.11)     --             --
Total dividends/distributions                     (0.29)      (0.62)       (0.66)       (0.72)      (0.62)
(0.61)
Net Asset Value
End of period                         $10.06      $9.87       $9.73        $10.41       $10.19      $9.86

Total Return2                         4.89%       8.10%       (0.22%)      9.58%        9.99%       1.16%

Ratios and Supplemental Data Expenses to average net assets:
               After reimbursement/fee waiver     1.30%+      1.30%        1.30%        1.30%       1.30%          1.30%
               Before reimbursement/fee waiver    1.38%+      1.40%        1.47%        1.47%       1.64%          1.81%
Net investment income, after reimbursement/fee waiver5.74%+   6.41%        5.82%        5.94%       6.25%          5.66%
Portfolio turnover rate               305%        461%        301%         165%         99%         7%
Net assets, end of period (in thousands)           $21,440    $20,200      $16,833      $17,340     $14,236
$12,553

+              Annualized
1 ______________ Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the
Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.28, $0.62, $0.57, $0.59,
$0.58 and $0.50 for the periods ended June 30, 2001 and December 31, 2000, 1999,
1998, 1997 and 1996, respectively.
2              ________ Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.


See notes to financial statements

                     Transamerica Premier Cash Reserve Fund
                                      Investor Class
                                      Period EndedYear Ended  Year Ended   Year Ended   Year Ended  Year Ended~
June 30, 2001  December 31,December 31,           December 31,December 31, December 31,~
(Unaudited)    2000        19991998   1997        1996
Net Asset Value
Beginning of period                               $1.00       $            1.00         $1.00       $1.00          $1.00
$1.00
Operations
Net investment income1                0.03        0.06        0.05         0.05         0.05        0.05
Net realized and unrealized gain (loss) on investments       --           --           --          --             --
--
Total from investment operations                   0.03       0.06         0.05         0.05        0.05           0.05
Dividends/Distributions to Shareholders
Net investment income                 (0.03)      (0.06)      (0.05)       (0.05)       (0.05)      (0.05)
Net realized gains on investments                 --         --           --           --          --             --
Total dividends/distributions                     (0.03)      (0.06)       (0.05)       (0.05)      (0.05)
(0.05)
Net Asset Value
End of period                         $1.00       $1.00       $1.00        $1.00        $1.00       $1.00

Total Return2                         2.56%       6.34%       5.05%        5.45%        5.48%       5.34%

Ratios and Supplemental Data Expenses to average net assets:
               After reimbursement/fee waiver     0.25%+      0.25%        0.25%        0.25%       0.25%          0.25%
               Before reimbursement/fee waiver    0.77%+      0.57%        0.66%        0.73%       0.95%          1.09%
Net investment income, after reimbursement/fee waiver5.09%+   6.16%        4.97%        5.29%       5.35%          5.21%
Portfolio turnover rate              --          ----        --           --           --
Net assets, end of period (in thousands)           $73,448    $136,278     $165,301     $76,267     $51,246
$32,041

+              Annualized
1 ______________ Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the
Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.02, $0.06, $0.05, $0.05,
$0.05 and $0.04 for the periods ended June 30, 2001 and December 31, 2000, 1999,
1998, 1997 and 1996, respectively.
2              ________ Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.


See notes to financial statements

Financial Highlights (continued)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                  Transamerica Premier High Yield Bond Fund
                                                  Institutional Class
                                                  Period EndedYear Ended   Year Ended   Period Ended~
June 30, 2001  December 31,December 31,           December 31,~
(Unaudited)    2000        19991998*
Net Asset Value
Beginning of period                                           $8.30        $9.25        $9.61       $10.00
Operations
Net investment income1                             0.38       0.81         0.88         0.42
Net realized and unrealized loss on investments               (0.21)       (0.96)       (0.36)      (0.38)
Total from investment operations                                           0.17         (0.15)      0.52           0.04
Dividends/Distributions to Shareholders
Net investment income                              (0.38)     (0.80)       (0.88)       (0.42)
Net realized gains on investments                                         --           --          --
(0.01)
Total dividends/distributions                                 (0.38)       (0.80)       (0.88)      (0.43)
Net Asset Value
End of period                                      $8.09      $8.30        $9.25        $9.61

Total Return2                                      2.00%      (1.88%)      5.50%        0.51%

Ratios and Supplemental Data Expenses to average net assets:
               After reimbursement/fee waiver                 0.65%+       0.65%        0.65%       0.65%+
               Before reimbursement/fee waiver                0.67%+       0.68%        0.69%       0.80%+
Net investment income, after reimbursement/fee waiver                      9.06%+       8.94%       9.10%
8.81%+
Portfolio turnover rate                            70%        57%          30%          22%
Net assets, end of period (in thousands)                                   $92,786      $85,385     $77,159
$71,415

+              Annualized
* ______________ Inception (Institutional Class) -- June 30, 1998; fund commenced operations on July 1, 1998. 1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator
(Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.37,
$0.80, $0.87 and $0.41 for the periods ended June 30, 2001 and December 31,
2000, 1999 and 1998, respectively.
2              ________ Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year.


See notes to financial statements

                           Transamerica Premier Aggressive Growth Fund                              Transamerica
Premier Small Company Fund
                           Class A                                                      Class A
                           Period Ended           Year Ended  Year Ended   Period Ended Period EndedYear Ended     Year
Ended          Period Ended~          June 30, 2001December 31,            December 31, December 31,June 30, 2001
December 31,   December 31,December 31,~           (Unaudited)             2000                     1999           1998*
(Unaudited)    2000        19991998*
Net Asset Value
Beginning of period            $19.16 $33.49      $22.41      $17.55       $20.68       $38.87      $21.99
$17.20
Operations
Net investment loss1       (0.06)a    (0.45)a     (0.37)a     (0.11)       (0.09)a      (0.52)a     (0.35)a
(0.08)
Net realized and unrealized gain
(loss) on investments      (2.72)                 (4.31)      12.36        4.97         (4.81)      (7.68)         20.27
4.87
Total from investment operations      (2.78)       (4.76)     11.99        4.86         (4.90)      (8.20)         19.92
4.79
Dividends/Distributions to Shareholders
Net investment income     --         --          ----        --           --           --          --
Net realized gains on investments    --            (9.57)     (0.91)      --           --           (9.99)
(3.04)        --
Total dividends/distributions --                  (9.57)      (0.91)      --           --           (9.99)
(3.04)        --
Net Asset Value
End of period              $16.38     $19.16      $33.49      $22.41       $15.78       $20.68      $38.87
$21.99

Total Return2              (14.51%)   (18.71%)    54.09%      27.69%       (23.69%)     (26.21%)    93.63%
27.85%

Ratios and Supplemental Data Expenses to average net assets:
               After reimbursement/fee waiver
                           1.50%+     1.50%       1.50%       1.50%+       1.50%+       1.50%       1.50%
1.50%+
               Before reimbursement/fee waiver
                           6.16%+     4.44%       8.63%       2091.85%+    6.57%+       4.27%       9.86%
2146.03%+
Net investment loss, after reimbursement/fee waiver
                           (0.74%)+   (1.33%)     (1.43%)     (1.07%)+     (1.13%)+     (1.33%)     (1.26%)
(0.79%)+
Portfolio turnover rate    43% 65%    80%         32%         34%          78%          50%         26%
Net assets, end of period (in thousands)$         605         $795         $            778         $1             $583
$1,104         $1,062      $1

+              Annualized
*              Inception (Class A)-- June 30, 1998; funds commenced operations on July 1, 1998.
1 ______________ Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.45), $(1.46), $(2.21) and
$(221.25) for the Aggressive Growth Fund, and $(0.50) $(1.63), $(2.65) and
$(212.68) for the Small Company Fund for the periods ended June 30, 2001 and
December 31, 2000, 1999 and 1998, respectively.
2 ______________ Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges. a Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

Financial Highlights (continued)
The following table includes selected data for a share outstanding throughout each period and other performance
information derived from the financial statements.                                      Transamerica Premier Equity
Fund                           Transamerica Premier Value Fund
                           Class A                                         Class A
                           Period Ended           Year Ended  Year Ended   Period Ended Period EndedYear Ended     Year
Ended          Period Ended    June 30, 2001      December 31,December 31, December 31, June 30, 2001
December 31,   December 31,December 31,            (Unaudited)             2000         1999        1998*
(Unaudited)    2000        19991998*
Net Asset Value
Beginning of period            $20.62 $31.88      $24.79      $22.86       $12.09       $11.35      $10.59         $9.71
Operations
Net investment loss1       (0.12)                 (0.43)a     (0.37)a      (0.16)       (0.06)      (0.12)a
(0.11)a        (0.02)
Net realized and unrealized gain (loss) on investments
                           (2.20)                 (3.40)      8.39         2.09         0.18        1.33           0.87
0.92
Total from investment operations      (2.32)       (3.83)     8.02         1.93         0.12        1.21           0.76
0.90
Dividends/Distributions to Shareholders
Net investment income     --         --          ----        --           --           --           (0.02)
Net realized gains on investments    --            (7.43)     (0.93)      --           --           (0.47)        --
--
Total dividends/distributions --                  (7.43)      (0.93)      --           --           (0.47)        --
(0.02)
Net Asset Value
End of period              $18.30     $20.62      $31.88      $24.79       $12.21       $12.09      $11.35
$10.59

Total Return2              (11.25%)   (14.06%)    32.88%      8.44%        0.99%        10.65%      7.18%          9.31%

Ratios and Supplemental Data Expenses to average net assets:
      After reimbursement/fee waiver  1.60%+      1.60%       1.60%        1.60%+       1.30%+      1.30%          1.30%
1.30%+
      Before reimbursement/fee waiver 6.30%+      5.45%       18.56%       2133.52%+    14.13%+     18.44%
67.64%                     2533.76%+
Net investment loss, after reimbursement/fee waiver
                               (1.24%)+           (1.39%)     (1.33%)      (1.26%)+     (0.96%)+    (0.93%)
(0.99%)        (0.42%)+
Portfolio turnover rate        24%    40%         42%         59%          32%          52%         87%            72%
Net assets, end of period (in thousands)          $599        $717         $530         $1          $246           $224
$87            $1

+              Annualized
*              Inception (Class A)-- June 30, 1998; funds commenced operations on July 1, 1998.
1 ______________ Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.55), $(1.64), $(5.01) and
$(269.96) for the Equity Fund, and $(0.85), $(2.29), $(7.21) and $(116.09) for
the Value Fund for the periods ended June 30, 2001 and December 31, 2000, 1999 and 1998, respectively.
2 ______________ Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges. a Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

                           Transamerica Premier Index Fund                              Transamerica Premier Balanced
Fund
                           Class A                                         Class A
                           Period Ended           Year Ended  Year Ended   Period Ended Period EndedYear Ended     Year
Ended          Period Ended    June 30, 2001      December 31,December 31, December 31, June 30, 2001
December 31,   December 31,December 31,
                           (Unaudited)            2000        1999         1998*        (Unaudited) 2000           1999
1998*
Net Asset Value
Beginning of period            $18.80 $21.37      $18.62      $17.59       $20.06       $20.47      $19.25
$17.99
Operations
Net investment income1     0.09       0.27a       0.30a       0.19         0.16         0.35a       0.33a          0.18
Net realized and unrealized gain (loss) on investments
                           (1.38)                 (2.25)      3.45         1.39         (0.37)      1.60           2.39
1.87
Total from investment operations      (1.29)       (1.98)     3.75         1.58         (0.21)      1.95           2.72
2.05
Dividends/Distributions to Shareholders
Net investment income     --          (0.27)      (0.25)      (0.27)      --            (0.22)      (0.35)
(0.17)
Net realized gains on investments    --            (0.32)     (0.75)       (0.28)      --           (2.14)
(1.15)         (0.62)
Total dividends/distributions --                  (0.59)      (1.00)       (0.55)      --           (2.36)
(1.50)         (0.79)
Net Asset Value
End of period              $17.51     $18.80      $21.37      $18.62       $19.85       $20.06      $20.47
$19.25

Total Return2              (6.86%)    (9.33%)     20.31%      8.94%        (1.05%)      9.57%       14.48%
11.41%

Ratios and Supplemental Data Expenses to average net assets:
    After reimbursement/fee waiver    0.50%+      0.50%       0.50%        0.50%+       1.55%+      1.55%          1.55%
1.55%+
    Before reimbursement/fee waiver   5.45%+      6.05%       8.67%        2141.94%+    9.82%+      10.25%
17.18%                     2068.27%+
Net investment income, after reimbursement/fee waiver
                           0.96%+     1.30%       1.47%       2.04%+       1.63%+       1.57%       1.65%
1.73%+
Portfolio turnover rate    4%         18%         22%         32%          41%          96%         61%            32%
Net assets, end of period (in thousands)
                           $   674    $713        $524        $1           $366         $398        $339           $1

+              Annualized
*              Inception (Class A)-- June 30, 1998; funds commenced operations on July 1, 1998.
1 ______________ Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the
Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.36), $(0.89), $(1.36) and
$(203.55) for the Index Fund, and $(0.64) $(1.58), $(2.79) and $(214.50) for the
Balanced Fund for the periods ended June 30, 2001 and December 31, 2000, 1999 and 1998, respectively.
2 ______________ Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges. a Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.


See notes to financial statements



The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.
                           Transamerica Premier Bond Fund                  Transamerica Premier Cash Reserve Fund
                           Class A                            Class A
                           Period Ended           Year Ended  Year Ended   Period Ended Period EndedYear Ended     Year
Ended          Period Ended    June 30, 2001      December 31,December 31, December 31, June 30, 2001
December 31,   December 31,December 31,            (Unaudited)             2000         1999        1998*
(Unaudited)    2000        19991998*
Net Asset Value
Beginning of period            $9.86              $9.73       $10.40       $10.32       $1.00       $1.00          $1.00
$1.00
Operations
Net investment income1     0.28       0.62        0.55        0.29         0.02         0.06        0.05           0.02
Net realized and unrealized gain (loss) on investments
                           0.21       0.12        (0.57)      0.19        --           --          --             --
Total from investment operations      0.49         0.74       (0.02)       0.48         0.02        0.06           0.05
0.02
Dividends/Distributions to Shareholders
Net investment income      (0.29)                 (0.61)      (0.58)       (0.29)       (0.02)      (0.06)
(0.05)         (0.02)
Net realized gains on investments    --           --          (0.07)       (0.11)      --          --             --
--
Total dividends/distributions  (0.29)             (0.61)      (0.65)       (0.40)       (0.02)      (0.06)
(0.05)         (0.02)
Net Asset Value
End of period              $10.06     $9.86       $9.73       $10.40       $1.00        $1.00       $1.00          $1.00

Total Return2              4.95%      7.89%       (0.22%)     4.80%        2.38%        5.97%       4.68%          2.50%

Ratios and Supplemental Data Expenses to average net assets:
   After reimbursement/fee waiver     1.40%+      1.40%       1.40%        1.40%+       0.60%+      0.60%          0.60%
0.60%+
   Before reimbursement/fee waiver12.13%+         16.72%      26.13%       2353.12%+    2.87%+      2.98%          4.78%
2413.01%+
Net investment income, after reimbursement/fee waiver
                           5.64%+     6.32%       5.82%       5.66%+       4.74%+       5.84%       4.58%
4.85%+
Portfolio turnover rate    305%       461%        301%        165%        --           --          --             --
Net assets, end of period (in thousands)$279      $261        $            145          $1          $1,694
$1,286         $819        $1

+              Annualized
*              Inception (Class A)-- June 30, 1998; funds commenced operations on July 1, 1998.
1 ______________ Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the
Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income (loss) per share would have been $(0.26), $(0.88), $(1.77)
and $(120.85) for the Bond Fund, and $0.01, $0.03, $0.00 and $(12.31) for the
Cash Reserve Fund for the periods ended June 30, 2001 and December 31, 2000,
1999 and 1998, respectively.
2 ______________ Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.


See notes to financial statements

                           Transamerica Premier Aggressive Growth Fund                  Transamerica Premier Small
Company Fund
                           Class M                                         Class M
                           Period Ended           Year Ended  Year Ended   Period Ended Period EndedYear Ended     Year
Ended          Period Ended    June 30, 2001      December 31,December 31, December 31, June 30, 2001
December 31,   December 31,December 31,            (Unaudited)             2000         1999        1998*
(Unaudited)    2000        19991998*
Net Asset Value
Beginning of period            $19.01 $33.39      $22.39      $17.55       $20.51       $38.74      $21.96
$17.20
Operations
Net investment loss1       (0.08)a    (0.52)a     (0.45)a     (0.18)       (0.11)a      (0.61)a     (0.46)a
(0.14)
Net realized and unrealized gain (loss) on investments
                           (2.69)                 (4.29)      12.36        5.02         (4.76)      (7.63)         20.28
4.90
Total from investment operations      (2.77)       (4.81)     11.91        4.84         (4.87)      (8.24)         19.82
4.76
Dividends/Distributions to Shareholders
Net investment income     --         --          ----        --           --           --          --
Net realized gains on investments    --            (9.57)     (0.91)      --           --           (9.99)
(3.04)        --
Total dividends/distributions --                  (9.57)      (0.91)      --           --           (9.99)
(3.04)        --
Net Asset Value
End of period              $16.24     $19.01      $33.39      $22.39       $15.64       $20.51      $38.74
$21.96

Total Return2              (14.57%)   (18.93%)    53.78%      27.58%       (23.74%)     (26.40%)    93.30%
27.67%

Ratios and Supplemental Data Expenses to average net assets:
    After reimbursement/fee waiver    1.75%+      1.75%       1.75%        1.75%+       1.75%+      1.75%          1.75%
1.75%+
    Before reimbursement/fee waiver   4.53%+      5.13%       25.05%       1559.17%+    5.59%+      5.26%
31.68%                     1554.70%+
Net investment loss, after reimbursement/fee waiver
                           (1.01%)+   (1.57%)     (1.66%)     (1.32%)+     (1.36%)+     (1.59%)     (1.50%)
(1.05%)+
Portfolio turnover rate    43%        65%         80%         32%          34%          78%         50%            26%
Net assets, end of period (in thousands)$1,363    $1,119      $            574          $1          $964           $934
$590           $1

+              Annualized
*              Inception (Class M)-- June 30, 1998; funds commenced operations on July 1, 1998.
1 ______________ Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.40), $(1.64), $(6.73) and
$(207.97) for the Aggressive Growth Fund, and $(0.45), $(1.94), $(9.61) and
$(203.30) for the Small Company Fund for the periods ~ended June 30, 2001 and
December 31, 2000, 1999 and 1998, respectively.
2 ______________ Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges. a Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.

See notes to financial statements

Financial Highlights (continued)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.
                           Transamerica Premier Equity Fund                             Transamerica Premier Value Fund
                           Class M                                         Class M
                           Period Ended           Year Ended  Year Ended   Period Ended Period EndedYear Ended     Year
Ended          Period Ended~          June 30, 2001December 31,            December 31, December 31,June 30, 2001
December 31,   December 31,December 31,~           (Unaudited)             2000         1999        1998*
(Unaudited)    2000        19991998*
Net Asset Value
Beginning of period            $20.46 $31.74      $24.73      $22.86       $12.04       $11.33      $10.59         $9.71
Operations
Net investment loss1       (0.15)                 (0.50)a     (0.42)a      (0.25)       (0.07)      (0.15)a
(0.13)a        (0.05)
Net realized and unrealized gain (loss) on investments
                           (2.17)                 (3.35)      8.36         2.12         0.17        1.33           0.87
0.94
Total from investment operations      (2.32)       (3.85)     7.94         1.87         0.10        1.18           0.74
0.89
Dividends/Distributions to Shareholders
Net investment income     --         --          ----        --           --           --           (0.01)
Net realized gains on investments    --            (7.43)     (0.93)      --           --           (0.47)        --
--
Total dividends/distributions --                  (7.43)      (0.93)      --           --           (0.47)        --
(0.01)
Net Asset Value
End of period              $18.14     $20.46      $31.74      $24.73       $12.14       $12.04      $11.33
$10.59

Total Return2              (11.34%)   (14.19%)    32.64%      8.18%        0.83%        10.40%      6.99%          9.17%

Ratios and Supplemental Data Expenses to average net assets:
   After reimbursement/fee waiver     1.85%+      1.85%       1.85%        1.85%+       1.55%+      1.55%          1.55%
1.55%+
   Before reimbursement/fee waiver    4.44%+      5.48%       31.24%       1618.88%+    10.06%+     17.36%
151.30%                    1654.81%+
Net investment loss, after reimbursement/fee waiver
                           (1.49%)+   (1.63%)     (1.51%)     (1.49%)+     (1.21%)+     (1.17%)     (1.23%)
(0.74%)+
Portfolio turnover rate    24%        40%         42%         59%          32%          52%         87%            72%
Net assets, end of period (in thousands)$1,277    $1,173      $            585          $1          $471           $342
$72            $1

+              Annualized
*              Inception (Class M)-- June 30, 1998; funds commenced operations on July 1, 1998.
1 ______________ Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.40), $(1.60), $(8.59) and
$(269.54) for the Equity Fund, and $(0.54), $(2.14), $(16.23) and $(115.93) for
the Value Fund for the periods ended June 30, 2001 and December 31, 2000, 1999 and 1998, respectively.
2 ______________ Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges. a Per share net investment loss has been determined on the basis of the average number of shares outstanding during the period.


See notes to financial statements


                           Transamerica Premier Index Fund                              Transamerica Premier Balanced
Fund
                           Class M                                         Class M
                           Period Ended           Year Ended  Year Ended   Period Ended Period EndedYear Ended     Year
Ended          Period Ended~          June 30, 2001December 31,            December 31, December 31,June 30, 2001
December 31,   December 31,December 31,~           (Unaudited)             2000         1999        1998*
(Unaudited)    2000        19991998*
Net Asset Value
Beginning of period        $18.81     $21.38      $18.64      $17.59       $20.07       $20.48      $19.24
$17.99
Operations
Net investment income1     0.06a                  0.20a       0.25a        0.16         0.12        0.32a          0.28a
0.14
Net realized and unrealized gain (loss) on investments
                           (1.37)                 (2.23)      3.44         1.41         (0.36)      1.58           2.41
1.87
Total from investment operations      (1.31)       (2.03)     3.69         1.57         (0.24)      1.90           2.69
2.01
Dividends/Distributions to Shareholders
Net investment income     --          (0.22)      (0.20)      (0.24)      --            (0.17)      (0.30)
(0.14)
Net realized gains on investments    --            (0.32)     (0.75)       (0.28)      --           (2.14)
(1.15)         (0.62)
Total dividends/distributions --                  (0.54)      (0.95)       (0.52)      --           (2.31)
(1.45)         (0.76)
Net Asset Value
End of period              $17.50     $18.81      $21.38      $18.64       $19.83       $20.07      $20.48
$19.24

Total Return2              (6.96%)    (9.55%)     19.94%      8.92%        (1.20%)      9.33%       14.32%
11.22%

Ratios and Supplemental Data Expenses to average net assets:
   After reimbursement/fee waiver     0.75%+      0.75%       0.75%        0.75%+       1.80%+      1.80%          1.80%
1.80%+
   Before reimbursement/fee waiver    5.89%+      9.14%       46.84%       2385.32%+    6.33%+      10.46%
81.32%                     2322.86%+
Net investment income, after reimbursement/fee waiver
                           0.70%+     0.98%       1.25%       1.77%+       1.37%+       1.42%       1.41%
1.48%+
Portfolio turnover rate    4%         18%         22%         32%          41%          96%         61%            32%
Net assets, end of period (in thousands)$891      $689        $            164          $1          $778           $627
$141           $1

+              Annualized
*              Inception (Class M)-- June 30, 1998; funds commenced operations on July 1, 1998.
1 ______________ Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the
Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.39), $(1.53), $(9.16) and
$(212.42) for the Index Fund, and $(0.28), $(1.62), $(15.74) and $(215.60) for
the Balanced Fund for the peroids ended June 30, 2001 and December 31, 2000,
1999 and 1998, respectively.
2 ______________ Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges. a Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.


See notes to financial statements

Financial Highlights (concluded)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                           Transamerica Premier Bond Fund                               Transamerica Premier Cash
Reserve Fund
                           Class M                                         Class M
                           Period Ended           Year Ended  Year Ended   Period Ended Period EndedYear Ended     Year
Ended          Period Ended    June 30, 2001      December 31,December 31, December 31, June 30, 2001
December 31,   December 31,December 31,            (Unaudited)             2000         1999        1998*
(Unaudited)    2000        19991998*
Net Asset Value
Beginning of period        $   9.88               $9.74       $10.42       $10.32       $1.00       $1.00          $1.00
$1.00
Operations
Net investment income1     0.27       0.58        0.54        0.28         0.02         0.06        0.04           0.02
Net realized and unrealized gain (loss) on investments
                           0.20       0.15        (0.60)      0.21        --           --          --             --
Total from investment operations      0.47         0.73       (0.06)       0.49         0.02        0.06           0.04
0.02
Dividends/Distributions to Shareholders
Net investment income      (0.27)                 (0.59)      (0.55)       (0.28)       (0.02)      (0.06)
(0.04)         (0.02)
Net realized gains on investments    --           --          (0.07)       (0.11)      --          --             --
--
Total dividends/distributions  (0.27)             (0.59)      (0.62)       (0.39)       (0.02)      (0.06)
(0.04)         (0.02)
Net Asset Value
End of period              $10.08     $9.88       $9.74       $10.42       $1.00        $1.00       $1.00          $1.00

Total Return2              4.81%      7.72%       (0.56%)     4.87%        2.26%        5.71%       4.46%          2.35%

Ratios and Supplemental Data Expenses to average net assets:
   After reimbursement/fee waiver     1.65%+      1.65%       1.65%        1.65%+       0.85%+      0.85%          0.85%
0.85%+
   Before reimbursement/fee waiver    22.97%+     38.93%      276.41%      2292.61%+    4.15%+      10.18%
116.76%                    2402.67%+
Net investment income, after reimbursement/fee waiver
                           5.40%+     6.14%       5.61%       5.42%+       4.35%+       5.73%       4.66%
4.61%+
Portfolio turnover rate    305%       461%        301%        165%        --           --          --             --
Net assets, end of period (in thousands)$         199         $122         $            38          $1
$1,145         $597        $103$1

+              Annualized
*Inception (Class M)--June 30, 1998; funds commenced operations on July 1, 1998. 1 ______________ Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income (loss) per share would have been $(0.79), $(3.06), $(25.99) and $(118.62) for the Bond Fund, and $0.01, $(0.03), $(1.05) and
$(12.07) for the Cash Reserve Fund for the periods ended June 30, 2001 and December 31, 2000, 1999 and 1998, respectively.
2 ______________ Total return represents aggregate total return for the period indicated and is not annualized for periods less than one year. Performance shown does not include effects of any sales charges.

See notes to financial statements



Notes to Financial Statements
June 30, 2001 (Unaudited)

1.       Significant Accounting Policies
Transamerica Investors, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Company is composed of nine Funds: Transamerica Premier Aggressive Growth Fund (the "Aggressive Growth Fund") which is non-diversified, Transamerica Premier Small Company Fund (the "Small Company Fund"), Transamerica Premier Equity Fund (the "Equity Fund"), Transamerica Premier Value Fund (the "Value Fund"), Transamerica Premier Index Fund (the "Index Fund"), Transamerica Premier Balanced Fund (the "Balanced Fund"), Transamerica Premier High Yield Bond Fund (the "High Yield Fund"), Transamerica Premier Bond Fund (the "Bond Fund"), and Transamerica Premier Cash Reserve Fund (the "Cash Reserve Fund"), which are diversified (collectively referred to as the "Funds"). For information on investment objectives and strategies, please refer to the Funds' prospectus.

All of the Premier Funds, with the exception of the High Yield Fund, offer three classes of shares, Investor, Class A and Class M. The High Yield Fund offers two classes of shares, the Investor and the Institutional Class. Each share of each class of a Fund represents an identical legal interest in the investment of the Fund. The Investor, Institutional, Class A and Class M shares differ with respect to distribution and certain other class-specific expenses and waivers.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements in accordance with generally accepted accounting principles. (A) Valuation of Securities Equity securities listed on a principal exchange (U.S. or foreign), NASDAQ and over-the-counter securities are valued at the last sale price, or, if no sale occurs, at the mean between the closing bid and the closing asked prices. Debt securities with a maturity of 61 days or more are valued on the basis of valuations obtained from a commercial pricing service or dealer-supplied quotations. Debt securities with a maturity of 60 days or less, and all investments in the Cash Reserve Fund, are valued at amortized cost, which approximates market value. Futures contracts are valued at the last sale price on the market where the contract is principally traded. Securities for which market quotations are not readily available are valued at the fair value as determined in good faith pursuant to procedures established by the Company's Board of Directors.
(B) Repurchase Agreements
Each Fund may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when, at the time the Fund purchases an interest-bearing debt obligation, the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. (C) Futures Contracts The Index Fund uses S&P 500 index futures as part of its strategy to track the return of the S&P 500 Index. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the initial margin. Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.
The use of futures contracts involves several risks. The change in value of futures contracts corresponds primarily with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(D) Securities Transactions, Investment Income and Expenses
Securities transactions are recorded as of the trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses not directly chargeable to a specific Fund/class are allocated primarily on the basis of relative average daily net assets.
(E) Dividends and Distributions
Dividends from net investment income on shares of the Cash Reserve Fund are declared daily and paid monthly. Dividends from net investment income on shares of the Bond Fund and High Yield Fund are declared and paid monthly. Dividends from net investment income, if any, on shares of the Equity Fund, the Value Fund, the Index Fund, the Balanced Fund, the Aggressive Growth Fund and the Small Company Fund are declared and paid annually. Each Fund distributes net realized capital gains, if any, annually. Dividends and distributions paid by each Fund are recorded on the ex-dividend date, except for the Cash Reserve Fund, which records dividends daily. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds and timing differences. Dividends from net investment income are determined on a class level. Capital gains distributions are determined on a Fund level. (F) Federal Income Taxes Each Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing to shareholders substantially all of its taxable income. Therefore, no Federal income or excise tax provision is required to be paid by each Fund. As of December 31, 2000 for Federal income tax purposes, the Bond Fund has a capital loss carry-forward of $97,444, expiring in 2007. The High Yield Fund has capital loss carry-forwards of $1,066,147 and $2,220,291, expiring in 2007 and 2008, respectively.
(G) Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that reflect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. (H) Other In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective ~for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. The Balanced Fund and Bond Fund currently do not amortize discounts and premiums on fixed income securities. The High Yield Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Fund has not completed its analysis of the impact of this accounting change.

2.       Investment Advisory Fees and Other Transactions With Affiliates
The Company has entered into an Investment Advisory and Administrative Services Agreement (the "Agreement") with Transamerica Investment Management, LLC (the "Adviser") and Transamerica Investment Services, Inc. (the "Sub-Adviser") on behalf of each Fund. For its services to the Funds, the Adviser receives a monthly fee, based on an annual percentage of the average daily net assets of each Fund. The annual fees for the Funds are as follows:

                                    First            Next              In Excess of
Fund                                $1 Billion       $1 Billion        $2 Billion
Aggressive Growth Fund              0.85%            0.82%             0.80%
Small Company Fund                  0.85%            0.82%             0.80%
Equity Fund                         0.85%            0.82%             0.80%
Value Fund                          0.75%            0.72%             0.70%
Index Fund                          0.30%            0.30%             0.30%
Balanced Fund                       0.75%            0.72%             0.70%
High Yield Fund                     0.55%            0.52%             0.50%
Bond Fund                           0.60%            0.57%             0.55%
Cash Reserve Fund                   0.35%            0.35%             0.35%

The Sub-Adviser is an indirect, wholly owned subsidiary of AEGON N.V. and owns all the capital interest of the Adviser. The Sub-Adviser receives its fee directly from the Adviser and receives no compensation from the Funds.

The Adviser has agreed to waive its fees and assume any other operating expenses (other than certain extraordinary or non-recurring expenses) which together exceed a specified percentage of the average daily net assets of that Fund. These waivers and subsidies may be terminated at any time without notice. The specified percentages are as follows:

                             Investor Institutional
Fund                              Class             Class             Class A          Class M
Aggressive Growth Fund              1.40%           --                 1.50%            1.75%
Small Company Fund                  1.40%            --                 1.50%            1.75%
Equity Fund                         1.50%            --                 1.60%            1.85%
Value Fund                          1.20%            --                 1.30%            1.55%
Index Fund                          0.25%            --                 0.50%            0.75%
Balanced Fund                       1.45%            --                 1.55%            1.80%
High Yield Fund                     0.90%            0.65%            --               --
Bond Fund                           1.30%            --                 1.40%            1.65%
Cash Reserve Fund                   0.25%           --                 0.60%            0.85%

Transamerica Securities Sales Corporation ("TSSC") is the principal underwriter and distributor of the shares for each of the Funds. TSSC is an indirect, wholly-owned subsidiary of AEGON N.V.

No officer, director, or employee of the Adviser, the Sub-Adviser or any of their respective affiliates receives any compensation from the Funds for acting as a director or officer of the Company. Each director of the Company who is not an "interested person" (as that term is defined in the 1940 Act) receives from the Funds a $10,000 annual fee, $1,000 for each meeting of the Company's Board attended, and $500 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance. For the period ended June 30, 2001, the Funds expensed aggregate fees of $25,511 to all directors who are not affiliated persons of the Investment Adviser.

Certain directors and officers of the Funds are also directors and officers of the Adviser and other affiliated Transamerica entities.

As of June 30, 2001, Transamerica Corporation and its affiliates held the following percentages of outstanding shares:
Fund
Aggressive Growth Fund                      76.0%
Small Company Fund                          11.9%
Equity Fund                                 18.1%
Value Fund                                  46.5%
Index Fund                                  56.1%
Balanced Fund                               22.8%
High Yield Fund                             98.3%
Bond Fund                                   74.5%
Cash Reserve Fund                            6.7%


3.       Distribution Plans
The 12b-1 plans of distribution and related distribution contracts require the Funds to pay distribution fees to TSSC as compensation for its activities, not as reimbursement for specific expenses. For the Investor Shares, there is an annual 12b-1 distribution fee of 0.25% of the average daily net assets, except for the Index Fund and the Cash Reserve Fund, which pay a distribution fee of 0.10% of the average daily net assets. On November 1, 1997, TSSC agreed to waive the distribution fees indefinitely for the Cash Reserve Fund. The fee waivers may be terminated at any time without notice. For the Institutional Shares, there is no annual 12b-1 distribution fee. For the Class A and Class M shares, there is an annual 12b-1 distribution fee of 0.35% and 0.60%, respectively.


4.       Security Transactions
The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended June 30, 2001 were as follows:
                                                     U.S.                               U.S.
                                                     Government        Proceeds Government
Fund                                Purchases        Purchases         from Sales       Sales
Aggressive Growth Fund             $64,090,005      $--               $80,768,391       $--
Small Company Fund                  55,975,888      --                 96,240,511      --
Equity Fund                         48,927,047      --                 87,402,911      --
Value Fund                          5,082,494       --                 4,211,207       --
Index Fund                          3,135,240       --                 1,609,429       --
High Yield Fund                    72,245,488      --                 58,996,430       --
Balanced Fund                       83,994,270       8,205,742         34,845,197       16,298,262
Bond Fund                           45,738,555       14,374,425        40,906,468       19,006,494

5.       Capital Stock Transactions
At June 30, 2001, there were two billion shares of $0.001 par value stock authorized. The tables below summarize the transactions in Fund shares for the periods and class indicated.

TRANSAMERICA PREMIER
AGGRESSIVE Growth fund     Authorized Shares-- 60,000,000

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Investor Class Shares                 Shares              Amount              Shares           Amount
Capital stock sold                    1,240,489           $21,603,04          33,779,994       $ 128,577,329
Capital stock issued
upon reinvestment
of dividends and
distributions                        --                  --                     2,751,049      62,834,220
Capital stock redeemed                (2,166,917)         (36,525,724)        (4,654,947)      (150,798,374)
Net increase (decrease)               (926,428)           $(14,922,681)       1,876,096        $ 40,613,175


TRANSAMERICA PREMIER
AGGRESSIVE Growth fund

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Class A Shares                        Shares              Amount              Shares           Amount
Capital stock sold                    12,808              $242,833            55,393           $ 1,895,039
Capital stock issued
upon reinvestment
of dividends and
distributions                        --                  --                   11,754           267,289
Capital stock redeemed                (17,345)            (311,820)           (48,882)         (1,704,654)
Net increase (decrease)               (4,537)             $(68,987)           18,265           $ 457,674


TRANSAMERICA PREMIER
AGGRESSIVE Growth fund

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Class M Shares                        Shares              Amount              Shares           Amount
Capital stock sold                    32,538              $535,456            30,137           $1,049,864
Capital stock issued
upon reinvestment
of dividends and
distributions                        --                  --                   17,214           388,531
Capital stock redeemed                (7,442)             (118,029)           (5,681)          (201,920)
Net increase                          25,096              $417,427            41,670           $1,236,475


TRANSAMERICA PREMIER
SMALL COMPANY fund                    Authorized Shares-- 60,000,000

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Investor Class Shares                 Shares              Amount              Shares           Amount
Capital stock sold                    6,400,507           $105,186,938        12,800,142       $ 523,136,557
Capital stock issued
upon reinvestment
of dividends and
distributions                        --                  --                   3,155,120        82,002,341
Capital stock redeemed                (7,884,857)         (129,100,461)       (14,018,786)     (550,358,078)
Net increase (decrease)               (1,484,350)         $(23,913,523)       1,936,476        $ 54,780,820


TRANSAMERICA PREMIER
SMALL COMPANY fund

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Class A Shares                        Shares              Amount              Shares           Amount
Capital stock sold                    32,688              $590,096            97,762           $ 3,570,600
Capital stock issued
upon reinvestment
of dividends and
distributions                        --                  --                   10,074           260,123
Capital stock redeemed                (49,123)            (882,661)           (81,795)         (3,269,329)
Net increase (decrease)               (16,435)            $(292,565)          26,041           $ 561,394


TRANSAMERICA PREMIER
SMALL COMPANY fund

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Class M Shares                        Shares              Amount              Shares           Amount
Capital stock sold                    22,757              $351,858            25,055           $1,013,446
Capital stock issued
upon reinvestment
of dividends and
distributions                        --                  --                   12,706           325,418
Capital stock redeemed                (6,641)             (105,495)           (7,452)          (301,581)
Net increase                          16,116              $246,363            30,309           $1,037,283


TRANSAMERICA PREMIER
EQUITY fund                           Authorized Shares-- 100,000,000

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Investor Class Shares                 Shares              Amount              Shares           Amount
Capital stock sold                    1,053,843           $20,859,610         3,744,082        $ 118,872,702
Capital stock issued
upon reinvestment
of dividends and
distributions                        --                  --                   2,885,264        65,668,734
Capital stock redeemed                (3,091,809)         (59,180,527)        (5,113,563)      (159,390,083)
Net increase (decrease)               (2,037,966)         $(38,320,917)       1,515,783        $ 25,151,353


TRANSAMERICA PREMIER
EQUITY fund

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Class A Shares                        Shares              Amount              Shares           Amount
Capital stock sold                    5,752               $114,312            20,722           $ 661,227
Capital stock issued
upon reinvestment
of dividends and
distributions                        --                  --                   8,476            191,473
Capital stock redeemed                (7,791)             (153,460)           (11,045)         (336,338)
Net increase (decrease)               (2,039)             $(39,148)           18,153           $ 516,362


TRANSAMERICA PREMIER
EQUITY fund

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Class M Shares                        Shares              Amount              Shares           Amount
Capital stock sold                    17,205              $322,928            29,225           $908,903
Capital stock issued
upon reinvestment
of dividends and
distributions                        --                  --                   14,146           317,151
Capital stock redeemed                (4,142)             (75,583)            (4,450)          (146,994)
Net increase                          13,063              $247,345            38,921           $1,079,060


TRANSAMERICA PREMIER
VALUE fund                            Authorized Shares-- 50,000,000

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Investor Class Shares                 Shares              Amount              Shares           Amount
Capital stock sold                    174,975             $2,182,404          322,925          $ 4,022,675
Capital stock issued
upon reinvestment
of dividends and distributions       --                  --                   36,337           444,032
Capital stock redeemed                (131,501)           (1,623,262)         (157,695)        (1,940,662)
Net increase                          43,474              $559,142            201,567          $ 2,526,045


TRANSAMERICA PREMIER
VALUE fund

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Class A Shares                        Shares              Amount              Shares           Amount
Capital stock sold                    3,023               $36,238             16,327           $209,752
Capital stock issued
upon reinvestment
of dividends and
distributions                        --                  --                   717              8,743
Capital stock redeemed                (3,092)             (36,738)            (4,550)          (57,910)
Net increase (decrease)               (69)                $(500)              12,494           $160,585


TRANSAMERICA PREMIER
VALUE fund

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Class M Shares                        Shares              Amount              Shares           Amount
Capital stock sold                    18,032              $220,977            25,020           $316,744
Capital stock issued
upon reinvestment
of dividends and
distributions                        --                  --                   1,074            13,044
Capital stock redeemed                (7,623)             (89,264)            (4,043)          (48,797)
Net increase                          10,409              $131,713            22,051           $280,991


TRANSAMERICA PREMIER
INDEX fund                            Authorized Shares-- 60,000,000

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Investor Class Shares                 Shares              Amount              Shares           Amount
Capital stock sold                    254,374             $4,545,526          1,052,456        $ 21,782,826
Capital stock issued
upon reinvestment
of dividends and distributions       --                  --                   78,466           1,522,225
Capital stock redeemed                (128,325)           (2,282,859)         (1,024,846)      (21,283,718)
Net increase                          126,049             $2,262,667          106,076          $ 2,021,333


TRANSAMERICA PREMIER
INDEX fund

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Class A Shares                        Shares              Amount              Shares           Amount
Capital stock sold                    5,160               $93,487             27,690           $ 587,804
Capital stock issued
upon reinvestment
of dividends and distributions       --                  --                   1,110            21,510
Capital stock redeemed                (4,591)             (82,300)            (15,417)         (313,419)
Net increase                          569                 $11,187             13,383           $ 295,895


TRANSAMERICA PREMIER
INDEX fund

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Class M Shares                        Shares              Amount              Shares           Amount
Capital stock sold                    24,039              $430,100            31,144           $654,707
Capital stock issued
upon reinvestment
of dividends and
distributions                        --                  --                   1,001            19,415
Capital stock redeemed                (9,758)             (165,643)           (3,195)          (65,764)
Net increase                          14,281              $264,457            28,950           $608,358


TRANSAMERICA PREMIER
BALANCED fund                         Authorized Shares-- 60,000,000

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Investor Class Shares                 Shares              Amount              Shares           Amount
Capital stock sold                    2,729,379           $54,368,356         3,330,120        $ 74,169,595
Capital stock issued
upon reinvestment
of dividends and
distributions                        --                  --                   539,589          10,913,772
Capital stock redeemed                (908,255)           (18,002,994)        (1,681,360)      (36,571,928)
Net increase                          1,821,124           $36,365,362         2,188,349        $ 48,511,439


TRANSAMERICA PREMIER
BALANCED fund

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Class A Shares                        Shares              Amount              Shares           Amount
Capital stock sold                    3,238               $64,381             6,393            $ 140,065
Capital stock issued
upon reinvestment
of dividends and
distributions                        --                  --                   2,031            40,917
Capital stock redeemed                (4,658)             (91,980)            (5,144)          (105,536)
Net increase (decrease)               (1,420)             $(27,599)           3,280            $ 75,446


TRANSAMERICA PREMIER
BALANCED fund

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Class M Shares                        Shares              Amount              Shares           Amount
Capital stock sold                    13,695              $272,643            23,419           $527,100
Capital stock issued
upon reinvestment
of dividends and
distributions                        --                  --                   3,289            66,090
Capital stock redeemed                (5,738)             (113,639)           (2,313)          (48,366)
Net increase                          7,957               $159,004            24,395           $544,824


TRANSAMERICA PREMIER
HIGH YIELD Bond fund                  Authorized Shares-- 50,000,000

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Investor Class Shares                 Shares              Amount              Shares           Amount
Capital stock sold                    77,234              $666,935            117,659          $ 1,088,477
Capital stock issued
upon reinvestment
of dividends and
distributions                         9,338               78,453              15,506           139,101
Capital stock redeemed                (77,835)            (654,323)           (113,951)        (1,045,820)
Net increase                          8,737               $91,065             19,214           $ 181,758


TRANSAMERICA PREMIER
HIGH YIELD Bond fund

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Institutional Class Shares            Shares              Amount              Shares           Amount
Capital stock sold                    744,848             $6,273,044          1,450,378        $13,043,409
Capital stock issued
upon reinvestment
of dividends and distributions        497,510             4,152,429           844,537          7,523,340
Capital stock redeemed                (56,277)            (472,980)           (356,936)        (3,110,972)
Net increase                          1,186,081           $9,952,493          1,937,979        $17,455,777


TRANSAMERICA PREMIER
BOND fund                             Authorized Shares-- 60,000,000

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Investor Class Shares                 Shares              Amount              Shares           Amount
Capital stock sold                    192,755             $1,944,894          455,040          $ 4,463,732
Capital stock issued
upon reinvestment
of dividends and distributions        58,301              588,288             114,010          1,112,460
Capital stock redeemed                (167,756)           (1,680,209)         (251,630)        (2,456,801)
Net increase                          83,300              $852,973            317,420          $ 3,119,391


TRANSAMERICA PREMIER
BOND fund

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Class A Shares                        Shares              Amount              Shares           Amount
Capital stock sold                    4,461               $44,729             14,131           $136,459
Capital stock issued
upon reinvestment
of dividends and distributions        816                 8,227               1,286            12,559
Capital stock redeemed                (4,047)             (41,108)            (3,818)          (36,969)
Net increase                          1,230               $11,848             11,599           $112,049


TRANSAMERICA PREMIER
BOND fund

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Class M Shares                        Shares              Amount              Shares           Amount
Capital stock sold                    9,780               $99,000             11,711           $114,818
Capital stock issued
upon reinvestment of
dividends and distributions           423                 4,277               545              5,332
Capital stock redeemed                (2,779)             (28,080)            (3,824)          (37,385)
Net increase                          7,424               $75,197             8,432            $ 82,765


TRANSAMERICA PREMIER
CASH RESERVE fund                     Authorized Shares-- 510,000,000

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Investor Class Shares                 Shares              Amount              Shares           Amount
Capital stock sold                    68,709,931          $68,709,931         241,941,649      $ 241,941,649
Capital stock issued
upon reinvestment
of dividends and distributions        1,776,794           1,776,794           8,749,457        8,749,457
Capital stock redeemed                (133,316,107)       (133,316,107)       (279,714,750)    (279,714,750)
Net decrease                          (62,829,382)        $(62,829,382)       (29,023,644)     $ (29,023,644)


TRANSAMERICA PREMIER
CASH RESERVE fund

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Class A Shares                        Shares              Amount              Shares           Amount
Capital stock sold                    1,412,311           $1,412,311          6,811,876        $ 6,811,876
Capital stock issued
upon reinvestment
of dividends and distributions        36,202              36,202              80,761           80,761
Capital stock redeemed                (1,040,487)         (1,040,487)         (6,425,695)      (6,425,695)
Net increase                          408,026             $408,026            466,942          $ 466,942


TRANSAMERICA PREMIER
CASH RESERVE fund

                                      Period Ended                            Year Ended
                                      June 30, 2001 (Unaudited)               December 31, 2000
Class M Shares                        Shares              Amount              Shares           Amount
Capital stock sold                    1,795,551           $1,795,551          3,959,230        $ 3,959,230
Capital stock issued
upon reinvestment
of dividends and distributions        22,156              22,156              16,315           16,315
Capital stock redeemed                (1,269,894)         (1,269,894)         (3,481,267)      (3,481,267)
Net increase                          547,813             $547,813            494,278          $ 494,278




Transamerica Premier Funds
Directors
Richard N. Latzer
Chairman of the Board

Sidney E. Harris
Charles C. Reed
Carl R. Terzian

Transamerica Premier Funds
~Officers
Gary U. Rolle
President
Reid A. Evers
Secretary
William T. Miller
Treasurer

Investment Adviser
Transamerica Investment Management, LLC
1150 South Olive Street
Los Angeles, California 90015

Distributor
Transamerica Securities Sales Corporation
1150 South Olive Street
Los Angeles, California 90015

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent
State Street Bank/Boston Financial Data Services
Two Heritage Drive
North Quincy, Massachusetts 02171


This report is for the information of the shareholders of Transamerica Premier Funds. Its use in connection with any offering of the Funds' shares is authorized only if accompanied or preceded by a current Transamerica Premier Funds prospectus that contains more complete investment information, including risks and expenses. Please read the prospectus thoroughly before you invest.

Call 1-800-892-7587 for more information.

These Funds are neither insured nor guaranteed by the U.S. government. There can be no assurance that the Transamerica Premier Cash Reserve Fund will be able to maintain a stable net asset value of $1.00 per share.

(C)2001 Transamerica Securities Sales Corporation, Distributor
Transamerica Securities Sales Corporation, Distributor
1-800-89-ASK-US (1-800-892-7587)
http://transamericafunds.com
e-mail: PremierFunds@Transamerica.com

TPF 577-0801